PROMISSORY NOTE

$659,673.00

September 6, 2006

CenterStaging Musical Productions, Inc.
3407 Winona Ave
Burbank, CA 91504
(Hereinafter referred to as "Borrower")

Helmsreich, LLC
400 Alton Road, #1811
Miami Beach, FL 33139
(Hereinafter referred to as "Lender")

Borrower promises to pay to the order of Lender, in lawful money of the United States of America, at its office indicated above or wherever else Lender may specify, the sum of Six Hundred Fifty-Nine Thousand, Six Hundred Seventy-Three and No/100 Dollars ($659,673.00) or such sum as may be advanced and outstanding from time to time, with interest on the unpaid principal balance at the rate and on the terms provided in this Promissory Note (including all renewals, extensions or modifications hereof, this "Note").

USE OF PROCEEDS. Borrower shall use the proceeds of the loan(s) evidenced by this Note for general corporate purposes and to initially fund the interest reserve requirement of this Note.

INTEREST RESERVE. Borrower hereby acknowledges that $92,354 of the amount evidenced by this Note shall be allocated as an interest reserve, shall be retained in an account (the "Interest Reserve Account") under the control of Lender and shall be available for payment of accrued interest due Lender under this Note. Borrower hereby authorizes Lender to advance funds from the Interest Reserve Account on behalf of Borrower directly to Lender each month to pay interest due on the Note. Any funds remaining in the Interest reserve Account upon full and indefeasible satisfaction of the obligations of Borrower hereunder, shall be released to the Borrower.

SECURITY. Borrower has granted Lender a security interest in the collateral described in that certain Security Agreement of even date herewith, subject only to the prior lien of Community National Bank.

INTEREST RATE. Wall Street Journal Prime-Based Rate. Interest shall accrue on the unpaid principal balance of this Note from the date hereof at the greater of (i) fourteen percent (14%) per annum or (ii) the national average prime rate as published in The Wall Street Journal ("WSJ") from time to time ("WSJ Prime Rate") plus 5.75% per annum ("Interest Rate"). Subject to the preceding sentence, the Interest Rate will change from time to time as the WSJ Prime Rate changes in an amount equal to the change in the WSJ Prime Rate, but will not change more often than once a month, which will occur on the first day of each calendar month and will be based on the WSJ Prime rate published in the WSJ on the 25th day of the prior calendar month. If more than one rate is published, the highest rate published shall apply; and if the 25th day of the prior calendar month or the date of this Note falls on a day when the WSJ Prime Rate is not published, the WSJ Prime Rate shall be the rate published on the last day prior to the 25th day of the prior calendar month on which the rate is published. In the event the WSJ discontinues publishing the WSJ Prime Rate, Lender shall select another index and provide prior notice of the name of the new index and in what publication the new index can be found. Borrower acknowledges and agrees that the WSJ Prime Rate is not represented or intended to be the lowest or most favorable rate offered by Lender to any of its borrowers.

DEFAULT RATE. In addition to all other rights contained in this Note, if a Default occurs and as long as a Default continues, all outstanding Obligations shall bear interest at the Interest Rate plus 10% per annum ("Default Rate"). The Default Rate shall also apply from acceleration until the Obligations or any judgment thereon is paid in full.

INTEREST AND FEE (S) COMPUTATION (ACTUAL/ACTUAL). Interest and fees, if any, shall be computed on the basis of the actual number of days in the year and the actual number of days in the applicable period ("Actual/Actual Computation"). The Actual/Actual Computation determines the annual effective yield by taking the stated (nominal) rate for a year's period and then dividing said rate by the actual number of days in the year to determine the daily periodic rate to be applied for each day in the applicable period.

PREPAYMENT ALLOWED. This Note may be prepaid in whole or in part at any time. Any prepayment shall include accrued interest and all other sums then due under any of the Loan Documents. In the event of a prepayment, all or a portion (in the event of partial prepayment) of any amounts in the Interest Reserve Account shall be applied first to accrued and unpaid interest and then to principal in such proportions and manner as reasonably deemed appropriate by Lender. No partial prepayment shall affect the obligation of Borrower to make any payment of principal or interest due under this Note on the date specified below in the Repayment Terms paragraph of this Note until this Note has been paid in full.

FUNDING OF INTEREST RESERVE ACCOUNT. In the event that the funds held in the Interest Reserve Account are, or as a result of an increase in the Interest Rate shall be, insufficient, at any time, to satisfy Borrower's interest payments due under this Note, Borrower shall, within 10 business days of notice from Lender, deposit or cause to be deposited additional funds into the Interest Reserve Account in an amount sufficient to eliminate such shortfall. In the event of an increase in the Interest Rate as a result of an increase in the WSJ Prime Rate, Lender shall provide notice to Borrower of such increase and the amount necessary to be funded into the Interest Reserve Account (wiring instructions to be provided by Lender) in order to provide for interest payable hereunder at the new Interest Rate through the maturity of this Note.

ACCURATE FINANCIAL INFORMATION. Borrower represents and covenants to Lender that on and after the date of this Note: (i) all financial statements of Borrower furnished to Lender are correct and accurately reflect the financial conditions of Borrower as of the respective dates thereof; and (ii) at such times as Lender requests, Borrower will, in addition to the other reporting obligations set forth herein and in the Loan Documents, furnish Lender with such financial information as Lender may request.

REPAYMENT TERMS. This Note shall be due and payable in consecutive monthly payments of accrued interest only, commencing on October 1, 2006, and continuing on the same day of each month thereafter until fully paid, with such interest payments made, to the extend funds are available therefor, from the Interest Reserve Account. In any event, all principal and accrued interest shall be due and payable on the first to occur of (i) September 1, 2007 or (ii) the date on which the Borrower, its parent, Subsidiaries or Affiliates have issued additional equity or debt securities (whether common stock, preferred stock, notes, debentures or hybrid securities) for net proceeds to the Borrower, its parent, Subsidiaries or Affiliates of not less than $5,000,000.00.

APPLICATION OF PAYMENTS. Monies received by Lender from any source for application toward payment of the Obligations shall be applied to accrued and unpaid interest and then to principal. If a Default occurs, monies may be applied to the Obligations in any manner or order deemed appropriate by Lender.

If any payment received by Lender under this Note or other Loan Documents is rescinded, avoided or for any reason returned by Lender because of any adverse claim or threatened action, the returned payment shall remain payable as an obligation of all persons liable under this Note or other Loan Documents as though such payment had not been made.

DEFINITIONS. Loan Documents. The term "Loan Documents", as used in this Note and the other Loan Documents, refers to all documents executed in connection with or related to the loan evidenced by this Note and any prior notes which evidence all or any portion of the loan evidenced by this Note, and any other documents executed in connection therewith or related thereto, and may include, without limitation, a commitment letter that survives closing, a loan agreement, this Note, guaranty agreements, security agreements, security instruments, financing statements, any renewals or modifications, whenever any of the foregoing are executed. **Obligations.** The term "Obligations", as used in this Note and the other Loan Documents, refers to any and all indebtedness and other obligations under this Note and all other obligations under any other Loan Document(s) between Borrower and Lender, or its affiliates, whenever executed. **Certain Other Terms.** All terms that are used but not otherwise defined in any of the Loan Documents shall have the definitions provided in the Uniform Commercial Code.

LOAN ORIGINATION FEE. The Borrower agrees to pay to the Lender on the date hereof a loan origination fee in the amount of $13,193.00. The $10,000.00 cost deposit delivered by Borrower prior to the date hereof shall be applied to lender's costs and expenses, including legal fees, in making the loan evidenced by this note.

LATE CHARGE. If any payments are not timely made, Borrower shall also pay to Lender a late charge equal to 5% of each payment (other than payment upon maturity of this Note) past due for 5 or more days. The late charge is not a penalty, but liquidated damages' to defray administrative and related expenses due to such late payment.

Acceptance by Lender of any late payment without an accompanying late charge shall not be deemed a waiver of Lender's right to collect such late charge or to collect a late charge for any subsequent late payment received.

ATTORNEYS' FEES AND OTHER COLLECTION COSTS. Borrower shall pay all of Lender's reasonable expenses actually incurred to enforce or collect any of the Obligations including, without limitation, reasonable arbitration, paralegals', attorneys' and experts' fees and expenses, whether incurred without the commencement of a suit, in any trial, arbitration, or administrative proceeding, or in any appellate or bankruptcy proceeding.

USURY. If at any time the effective interest rate under this Note would, but for this paragraph, exceed the maximum lawful rate, the effective interest rate under this Note shall be the maximum lawful rate, and any amount received by Lender in excess of such rate shall be applied to principal and then to fees and expenses, or, if no such amounts are owing, returned to Borrower.

GRACE/CURE PERIOD. Grace Period. The failure of timely payment of the Obligations shall not be a Default until 5 days after such payment is due. **Cure Period.** Except as provided below, any Default, other than non-payment, may be cured within 10 business days (the "Cure Period") after written notice thereof is mailed to Borrower by Lender. Borrower's right to cure shall be applicable only to curable defaults and shall not apply, without limitation, to Defaults based upon False Warranty or Cessation; Bankruptcy. Borrower shall have the right to cure a Default only twice during any 12 month period. Lender shall not exercise its remedies to collect the Obligations during a Cure Period, except as Lender reasonably deems necessary to protect its interest in collateral securing the Obligations.

DEFAULT. If any of the following occurs and is not cured within the applicable Cure Period, a default ("Default") under this Note shall exist: **Nonpayment; Nonperformance.** The failure of timely payment or performance of the Obligations or Default under this Note or any other Loan Documents. **False Warranty.** A warranty or representation made or deemed made in the Loan Documents or furnished Lender in connection with the loan evidenced by this Note proves materially false, or if of a continuing nature, becomes materially false. **Cross Default.** At Lender's option, any default in payment or performance of any obligation under any other loans, contracts or agreements of Borrower, any Subsidiary or Affiliate of Borrower, any general partner of or the holder(s) of the majority ownership interests of Borrower with Lender or its affiliates ("Affiliate" shall have the meaning as defined in 11 U.S.C. § 101, as in effect from time to time, except that the term "Borrower" shall be substituted for the term

"Debtor" therein; "Subsidiary" shall mean any business in which Borrower holds, directly or indirectly, a controlling interest). **Cessation; Bankruptcy.** The death of, appointment of a guardian for, dissolution of, termination of existence of, loss of good standing status by, appointment of a receiver for, assignment for the benefit of creditors of, or commencement of any bankruptcy or insolvency proceeding by or against Borrower, its Subsidiaries or Affiliates, if any, or any general partner of or the holder(s) of the majority ownership interests of Borrower, or any party to the Loan Documents. **Material Capital Structure or Business Alteration.** Without prior written consent of Lender, (i) a material alteration in the kind or type of Borrower's business or that of Borrower's Subsidiaries or Affiliates, if any; (ii) the sale of substantially all of the business or assets of Borrower, any of Borrower's Subsidiaries or Affiliates or any guarantor, or a material portion (10% or more) of such business or assets if such a sale is outside the ordinary course of business of Borrower, or any of Borrower's Subsidiaries or Affiliates or any guarantor, or more than 50% of the outstanding stock or voting power of or in any such entity in a single transaction or a series of transactions; (iii) the acquisition of substantially all of the business or assets or more than 50% of the outstanding stock or voting power of any other entity; or (iv) should any Borrower or any of Borrower's Subsidiaries or Affiliates or any guarantor enter into any merger or consolidation. **Additional Indebtedness.** Without prior written consent of Lender, Borrower shall incur any secured indebtedness other than in favor of Lender, exclusive of capital leases and purchase money financing. **Material Adverse Change.** Lender determines in good faith, in its sole discretion, that the prospects for payment or performance of the Obligations are impaired or there has occurred a material adverse change in the business or prospects of Borrower, financial or otherwise.

REMEDIES UPON DEFAULT. If a Default occurs under this Note or any Loan Documents, Lender may at any time thereafter, take the following actions: **Lender Lien.** Foreclose its security interest or lien against Borrower's accounts without notice. **Acceleration Upon Default.** Accelerate the maturity of this Note and, at Lender's option, any or all other Obligations; whereupon this Note and the accelerated Obligations shall be immediately due and payable; provided, however, if the Default is based upon a bankruptcy or insolvency proceeding commenced by or against Borrower or any guarantor or endorser of this Note, all Obligations shall automatically and immediately be due and payable. **Cumulative.** Exercise any rights and remedies as provided under the Note and other Loan Documents, or as provided by law or equity.

ANNUAL FINANCIAL STATEMENTS. Borrower shall deliver to Lender, within 90 days after the close of each fiscal year, audited financial statements reflecting its operations during such fiscal year, including, without limitation, a balance sheet, profit and loss statement and statement of cash flows, with supporting schedules and in reasonable detail, prepared in conformity with generally accepted accounting principles, applied on a basis consistent with that of the preceding year. All such statements shall be examined by an independent certified public accountant acceptable to Lender. The opinion of such independent certified public accountant shall not be acceptable to Lender if qualified due to any limitations in scope imposed by Borrower or any other person or entity. Borrower may satisfy its obligations hereunder by delivery of the Annual Report on Form 10-K filed with the Securities and Exchange Commission of Borrower's parent, Centerstaging Corp., a California corporation.

PERIODIC FINANCIAL STATEMENTS. Borrower shall deliver to Lender, (i) within 45 days after the end of each fiscal quarter, unaudited management-prepared quarterly financial statements including, without limitation, a balance sheet, profit and loss statement and statement of cash flows, with supporting schedules; and (ii) within 30 days after the end of each calendar month, monthly management prepared statements of cash flow and sources and uses; all in reasonable detail and prepared in conformity with generally accepted accounting principles, applied on a basis consistent with that of the preceding year. Such statements shall be certified as to their correctness by a principal financial officer of Borrower. Borrower may satisfy its obligations under (i) above by delivery of the Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission of Borrower's parent, Centerstaging Corp., a California corporation. Delivery of annual and quarterly financial statements shall not affect Borrower's obligation to continue to deliver monthly reports as provided in (ii) above within 30 days after the end of each calendar month.

OTHER INFORMATION. Borrower shall deliver to Lender such other information as Lender may reasonably request from time to time. Such information shall be true, complete, and accurate.

WAIVERS AND AMENDMENTS. No waivers, amendments or modifications of this Note and other Loan Documents shall be valid unless in writing and signed by an officer of Lender. No waiver by Lender of any Default shall operate as a waiver of any other Default or the same Default on a future occasion. Neither the failure nor any delay on the part of Lender in exercising any right, power, or remedy under this Note and other Loan Documents shall operate as a waiver thereof, nor shall a single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or remedy.

Except to the extent otherwise provided by the Loan Documents or prohibited by law, each Borrower and each other person liable under this Note waives presentment, protest, notice of dishonor, demand for payment, notice of intention to accelerate maturity, notice of acceleration of maturity, notice of sale and all other notices of any kind. Further, each agrees that Lender may (i) extend, modify or renew this Note or make a novation of the loan evidenced by this Note, and/or (ii) grant releases, compromises or indulgences with respect to any collateral securing this Note, or with respect to any Borrower or other person liable under this Note or any other Loan Documents, all without notice to or consent of each Borrower and other such person, and without affecting the liability of each Borrower and other such person; provided, Lender may not extend, modify or renew this Note or make a novation of the loan evidenced by this Note without the consent of the Borrower, or if there is more than one Borrower, without the consent of at least one Borrower; and further provided, if there is more than one Borrower, Lender may not enter into a modification of this Note which increases the burdens of a Borrower without the consent of that Borrower.

MISCELLANEOUS PROVISIONS. Assignment. This Note and the other Loan Documents shall inure to the benefit of and be binding upon the parties and their respective heirs, legal representatives, successors and assigns. Lender's interests in and rights under this Note and the other Loan Documents are freely assignable, in whole or in part, by Lender, so long as Lender and or Daniel R. Sheehan continue to have decision-making authority with respect to all consents, approvals and/or actions of Lender under or pursuant to the Loan Documents. Borrower shall not assign its rights and interest hereunder without the prior written consent of Lender, and any attempt by Borrower to assign without Lender's prior written consent is null and void. Any assignment shall not release Borrower from the Obligations. **Organization; Powers.** Borrower represents that Borrower (i) is a corporation, general partnership, limited partnership, limited liability company or other legal entity, duly organized, validly existing and in good standing under the laws of its state of organization, and is authorized to do business in each other jurisdiction wherein its ownership of property or conduct of business legally requires such organization (ii) has the power and authority to own its properties and assets and to carry on its business as now being conducted and as now contemplated; and (iii) has the power and authority to execute, deliver and perform, and by all necessary action has authorized the execution, delivery and performance of, all of its obligations under this Note and any other Loan Document to which it is a party. **Compliance with Laws.** Borrower represents that Borrower and any Subsidiary and Affiliate of Borrower and any guarantor are in compliance in all respects with all federal, state and local laws, rules and regulations applicable to its properties, operations, business, and finances; all applicable federal, state and local laws and regulations intended to protect the environment; and the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), if applicable. None of Borrower, or any Subsidiary or Affiliate of Borrower or any guarantor is a Sanctioned Person or has any of its assets in a Sanctioned Country or does business in or with, or derives any of its operating income from investments in or transactions with, Sanctioned Persons or Sanctioned Countries in violation of economic sanctions administered by OFAC. The proceeds from the Loan will not be used to fund any operations in, finance any investments or activities in, or make any payments to, a Sanctioned Person or a Sanctioned Country. "OFAC" means the U.S. Department of the Treasury's Office of Foreign Assets Control. "Sanctioned Country" means a country subject to a sanctions program identified on the list maintained by OFAC and available at http://www.treas.gov/offices/enforcement/ofac/sanctions/, or as otherwise published from time to time. "Sanctioned Person" means (i) a person named on the list of Specially Designated Nationals or Blocked Persons maintained by OFAC available at http://www.treas.gov/offices/enforcement/ofac/sdn/, or as otherwise published from time to time, or (ii) (A) an agency of the government of a Sanctioned Country,

(B) an organization controlled by a Sanctioned Country, or (C) a person resident in a Sanctioned Country, to the extent subject to a sanctions program administered by OFAC. **Applicable Law; Conflict Between Documents.** This Note and, unless otherwise provided in any other Loan Document, the other Loan Documents shall be governed by and construed under the laws of the state named in Lender's address on the first page hereof without regard to that state's conflict of laws principles. If the terms of this Note should conflict with the terms of any loan agreement or any commitment letter that survives closing, the terms of this Note shall control. **Jurisdiction.** Borrower irrevocably agrees to non-exclusive personal jurisdiction in the state and federal courts located in Miami-Dade County, Florida. **Severability.** If any provision of this Note or of the other Loan Documents shall be prohibited or invalid under applicable law, such provision shall be ineffective but only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Note or other such document. **Notices.** Any notices to Borrower shall be sufficiently given, if in writing and mailed or delivered to the Borrower's address shown above or such other address as provided hereunder, and to Lender, if in writing and mailed or delivered to Lender, at the address shown above or such other address as Lender may specify in writing from time to time. Notices to Lender must include the mail code. In the event that Borrower changes Borrower's address at any time prior to the date the Obligations are paid in full, Borrower agrees to promptly give written notice of said change of address by registered or certified mail, return receipt requested, all charges prepaid. **Plural; Captions.** All references in the Loan Documents to Borrower, guarantor, person, document or other nouns of reference mean both the singular and plural form, as the case may be, and the term "person" shall mean any individual, person or entity. The captions contained in the Loan Documents are inserted for convenience only and shall not affect the meaning or interpretation of the Loan Documents. **Advances.** Lender may, in its sole discretion, make other advances which shall be deemed to be advances under this Note, even though the stated principal amount of this Note may be exceeded as a result thereof. **Posting of Payments.** All payments received during normal banking hours after 2:00 p.m. local time at the office of Lender first shown above shall be deemed received at the opening of the next banking day. **Fees and Taxes.** Borrower shall promptly pay all documentary, intangible recordation and/or similar taxes on this transaction whether assessed at closing or arising from time to time. **LIMITATION ON LIABILITY; WAIVER OF PUNITIVE DAMAGES.** EACH OF THE PARTIES HERETO, INCLUDING LENDER BY ACCEPTANCE HEREOF, AGREES THAT IN ANY JUDICIAL, MEDIATION OR ARBITRATION PROCEEDING OR ANY CLAIM OR CONTROVERSY BETWEEN OR AMONG THEM THAT MAY ARISE OUT OF OR BE IN ANY WAY CONNECTED WITH THIS AGREEMENT, THE LOAN DOCUMENTS OR ANY OTHER AGREEMENT OR DOCUMENT BETWEEN OR AMONG THEM OR THE OBLIGATIONS EVIDENCED HEREBY OR RELATED HERETO, IN NO EVENT SHALL ANY PARTY HAVE A REMEDY OF, OR BE LIABLE TO THE OTHER FOR, (1) INDIRECT, SPECIAL OR CONSEQUENTIAL DAMAGES OR (2) PUNITIVE OR EXEMPLARY DAMAGES. EACH OF THE PARTIES HEREBY EXPRESSLY WAIVES ANY RIGHT OR CLAIM TO PUNITIVE OR EXEMPLARY DAMAGES THEY MAY HAVE OR WHICH MAY ARISE IN THE FUTURE IN CONNECTION WITH ANY SUCH PROCEEDING, CLAIM OR CONTROVERSY, WHETHER THE SAME IS RESOLVED BY ARBITRATION, MEDIATION, JUDICIALLY OR OTHERWISE. **Patriot Act Notice.** To help fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. For purposes of this section, account shall be understood to include loan accounts. **FINAL AGREEMENT.** This Note and the other Loan Documents represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.

WAIVER OF JURY TRIAL. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OF BORROWER BY EXECUTION HEREOF AND LENDER BY ACCEPTANCE HEREOF, KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT EACH MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE, THE LOAN DOCUMENTS OR ANY AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONNECTION WITH THIS NOTE, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY WITH RESPECT HERETO. THIS PROVISION IS A MATERIAL INDUCEMENT TO LENDER TO ACCEPT THIS NOTE. EACH OF THE PARTIES AGREES THAT THE TERMS HEREOF SHALL SUPERSEDE AND REPLACE ANY PRIOR AGREEMENT RELATED TO ARBITRATION OF DISPUTES BETWEEN

THE PARTIES CONTAINED IN ANY LOAN DOCUMENT OR ANY OTHER DOCUMENT OR AGREEMENT HERETOFORE EXECUTED IN CONNECTION WITH, RELATED TO OR BEING REPLACED, SUPPLEMENTED, EXTENDED OR MODIFIED BY, THIS NOTE.

IN WITNESS WHEREOF, Borrower, on the day and year first above written, has caused this Note to be executed.

CenterStaging Musical Productions, Inc.

By: /s/ Howard Livingston

Name: Howard Livingston, Title: CFO

I:\W-AGT\38031\0001\Note-v03.doc

SECURITY AGREEMENT

September 6 , 2006

CenterStaging Musical Productions, Inc.
3407 Winona Ave
Burbank, CA 91504
(Hereinafter referred to as "Debtor")

Helmsreich, LLC
400 Alton Road, #1811
Miami Beach, FL 33139
(Hereinafter referred to as "Lender")

For value received and to secure payment and performance of any and all obligations of Debtor (also referred to herein as "Borrower") to Lender however created, arising or evidenced, whether direct or indirect, absolute or contingent, now existing or hereafter arising or acquired, future advances, and all costs and expenses incurred by Lender to obtain, preserve, perfect and enforce the security interest granted herein and to maintain, preserve and collect the property subject to the security interest (collectively, "Obligations"), Debtor hereby grants to Lender a continuing security interest in and lien upon (subject only to the Prior Lien (as defined below)), and for security purposes assigns and transfers to Lender until all of the Obligations are repaid in full, the following described property, whether now owned or hereafter acquired, and any additions, replacements, accessions, or substitutions thereof and all cash and non-cash proceeds and products thereof, including, without limitation, any insurance proceeds payable by reason of loss of or damage to any of the following described property and rental proceeds payable by reason of any lease of the following described property (collectively, "Collateral"):

All equipment and accessions thereto, and all books and records relating to the foregoing. Secured Party acknowledges that all or a portion of the Collateral is rental equipment and will be in use on a regular basis.

Debtor hereby represents and agrees that:

OWNERSHIP. Debtor owns the Collateral. The Collateral is free and clear of all liens, security interests, and claims except those previously reported in writing to and approved by Lender, and Debtor will keep the Collateral free and clear from all liens, security interests and claims, other than those granted to or approved by Lender; provided, however, that Lender acknowledges and consents to the lien on Collateral in favor of Community National Bank existing as of the date hereof (the "Prior Lien"). The assignment evidenced by this Security Agreement is a continuing one and is irrevocable so long as any of the Obligations are outstanding or the Lender shall have any obligations under the Loan Documents and shall terminate only upon payment or other satisfaction in full of all Obligations or Lender's acknowledgment in writing that this Security Agreement has been terminated.

NAME AND OFFICES; JURISDICTION OF ORGANIZATION. The name and address of Debtor appearing at the beginning of this Agreement are Debtor's exact legal name and the address of its chief executive office. There has been no change in the name of Debtor, or the name under which Debtor conducts business, within the five years preceding the date hereof except as previously reported in writing to Lender. Debtor has not moved its chief executive office within the five years preceding the date hereof except as previously reported in writing to Lender. Debtor is organized under the laws of the State of California and has not changed the jurisdiction of its organization within the five years preceding the date hereof except as previously reported in writing to Lender.

TITLE/TAXES. Debtor has good and marketable title to Collateral and will warrant and defend same against all claims, other than the Prior Lien. Debtor will not transfer, sell, or lease Collateral. Debtor agrees to pay promptly all taxes and assessments upon or for the use of Collateral and on this Security Agreement. At its option, Lender may discharge taxes, liens, security interests or other encumbrances at

any time levied or placed on Collateral. Debtor agrees to reimburse Lender, on demand, for any such payment made by Lender. Any amounts so paid shall be added to the Obligations.

WAIVERS. Debtor agrees not to assert against Lender as a defense (legal or equitable), as a set-off, as a counterclaim, or otherwise, any claims Debtor may have against any seller or lessor that provided personal property or services relating to any part of the Collateral or against any other party liable to Lender for all or any part of the Obligations. Debtor waives all exemptions and homestead rights with regard to the Collateral. Debtor waives any and all rights to any bond or security which might be required by applicable law prior to the exercise of any of Lender's remedies against any Collateral. All rights of Lender and security interests hereunder, and all obligations of Debtor hereunder, shall be absolute and unconditional, not discharged or impaired irrespective of (and regardless of whether Debtor receives any notice of): (i) any lack of validity or enforceability of any Loan Document; (ii) any change in the time, manner or place of payment or performance, or in any term, of all or any of the Obligations or the Loan Documents or any other amendment or waiver of or any consent to any departure from any Loan Document; or (iii) any exchange, insufficiency, unenforceability, enforcement, release, impairment or non-perfection of any collateral, or any release of or modifications to or insufficiency, unenforceability or enforcement of the obligations of any guarantor or other obligor. To the extent permitted by law, Debtor hereby waives any rights under any valuation, stay, appraisement, extension or redemption laws now existing or which may hereafter exist and which, but for this provision, might be applicable to any sale or disposition of the Collateral by Lender; and any other circumstance which might otherwise constitute a defense available to, or a discharge of any party with respect to the Obligations.

NOTIFICATIONS; LOCATION OF COLLATERAL. Debtor will notify Lender in writing at least 30 days prior to any change in: (i) Debtor's chief place of business and/or residence; (ii) Debtor's name or identity; (iii) Debtor's corporate/organizational structure; or (iv) the jurisdiction in which Debtor is organized. In addition, Debtor shall promptly notify Lender of any claims or alleged claims of any other person or entity to the Collateral or the institution of any litigation, arbitration, governmental investigation or administrative proceedings against or affecting the Collateral. Debtor will keep Collateral at the location(s) previously provided to Lender until such time as Lender provides written advance consent to a change of location. Debtor will bear the cost of preparing and filing any documents necessary to protect Lender's liens.

COLLATERAL CONDITION AND LAWFUL USE. Debtor represents that the Collateral is in good repair and condition and that Debtor shall use reasonable care to prevent Collateral from being damaged or depreciating, normal wear and tear excepted. Debtor shall immediately notify Lender of any material loss or damage to Collateral. Debtor shall not permit any item of Collateral to become a fixture to real estate or an accession to other personal property unless such property is also Collateral hereunder. Debtor represents it is in compliance in all respects with all laws, rules and regulations applicable to the Collateral and its properties, operations, business, and finances.

RISK OF LOSS AND INSURANCE. Debtor shall bear all risk of loss with respect to the Collateral. The injury to or loss of Collateral, either partial or total, shall not release Debtor from payment or other performance hereof. Debtor agrees to obtain and keep in force property insurance on the Collateral with a Lender's Loss Payable Endorsement in favor of Lender and commercial general liability insurance naming Lender as Additional Insured and such other insurance as Lender may require from time to time. Such insurance is to be in form and amounts satisfactory to Lender and issued by reputable insurance carriers satisfactory to Lender with a Best Insurance Report Key Rating of at least "A-". All such policies shall provide to Lender a minimum of 30 days written notice of cancellation. Debtor shall furnish to Lender such policies, or other evidence of such policies satisfactory to Lender. If Debtor fails to obtain or maintain in force such insurance or fails to furnish such evidence, Lender is authorized, but not obligated, to purchase any or all insurance protecting such interest as Lender deems appropriate against such risks and for such coverage and for such amounts, including either the loan amount or value of the Collateral, all at its discretion, and at Debtor's expense. In such event, Debtor agrees to reimburse Lender for the cost of such insurance and Lender may add such cost to the Obligations. Debtor shall bear the risk of loss to the extent of any deficiency in the effective insurance coverage with respect to loss or damage to any of the Collateral. Debtor hereby assigns to Lender the proceeds of all property insurance covering the Collateral up to the amount of the Obligations and directs any insurer to make payments directly to

Lender. Debtor hereby appoints Lender its attorney-in-fact, which appointment shall be irrevocable and coupled with an interest for so long as Obligations are unpaid, to file proof of loss and/or any other forms required to collect from any insurer any amount due from any damage or destruction of Collateral, to agree to and bind Debtor as to the amount of said recovery, to designate payee(s) of such recovery, to grant releases to insurer, to grant subrogation rights to any insurer, and to endorse any settlement check or draft. Debtor agrees not to exercise any of the foregoing powers granted to Lender without Lender's prior written consent.

FINANCING STATEMENTS, CERTIFICATES OF TITLE, POWER OF ATTORNEY. No financing statement (other than any filed or approved by Lender or any liens permitted by the Loan Documents, including the Prior Lien) covering any Collateral is on file in any public filing office. Debtor authorizes the filing of one or more financing statements covering the Collateral in form satisfactory to Lender, and without Debtor's signature where authorized by law, agrees to deliver certificates of title on which Lender's lien has been indicated covering any Collateral subject to a certificate of title statute, and will pay all costs and expenses of filing or applying for the same or of filing this Security Agreement in all public filing offices, where filing is deemed by Lender to be desirable. Debtor hereby constitutes and appoints Lender the true and lawful attorney of Debtor with full power of substitution to take any and all appropriate action and to execute any and all documents, instruments or applications that may be necessary or desirable to accomplish the purpose and carry out the terms of this Security Agreement, including, without limitation, to ask, demand, collect, receive, receipt for, sue for, compound and give acquittance for any and all amounts which may be or become due and payable upon the Collateral. The foregoing power of attorney is coupled with an interest and shall be irrevocable until all of the Obligations have been paid in full. Neither Lender nor anyone acting on its behalf shall be liable for acts, omissions, errors in judgment, or mistakes in fact in such capacity as attorney-in-fact. Debtor ratifies all acts of Lender as attorney-in-fact. Debtor agrees to take such other actions, at Debtor's expense, as might be requested for the perfection, continuation and assignment, in whole or in part, of the security interests granted herein and to assure and preserve Lender's intended priority position. If certificates, passbooks, or other documentation or evidence is/are issued or outstanding as to any of the Collateral, Debtor will cause the security interests of Lender to be properly protected, including perfection by notation thereon or delivery thereof to Lender.

LANDLORD/MORTGAGEE WAIVERS. Debtor shall cause each mortgagee of real property owned by Debtor and each landlord of real property leased by Debtor to execute and deliver instruments satisfactory in form and substance to Lender by which such mortgagee or landlord subordinates its rights, if any, in the Collateral.

INSTRUMENTS, CHATTEL PAPER, DOCUMENTS. Any Collateral that is, or is evidenced by, instruments, chattel paper or negotiable documents will be properly assigned to and the originals of any such Collateral in tangible form deposited with and held by Lender, unless Lender shall hereafter otherwise direct or consent in writing. Lender may, without notice, before or after maturity of the Obligations, exercise any or all rights of collection, conversion, or exchange and other similar rights, privileges and options pertaining to such Collateral, but shall have no duty to do so.

COLLATERAL DUTIES. Lender shall have no custodial or ministerial duties to perform with respect to Collateral pledged except as set forth herein; and by way of explanation and not by way of limitation, Lender shall incur no liability for any of the following: (i) loss or depreciation of Collateral (unless caused by its willful misconduct or gross negligence), (ii) failure to present any paper for payment or protest, to protest or give notice of nonpayment, or any other notice with respect to any paper or Collateral. Lender's sole duty with respect to the custody, safekeeping and physical preservation of any Collateral in its possession shall be to deal with it in the same manner as it deals with similar property for its own account.

TRANSFER OF COLLATERAL. Lender may assign its rights in Collateral or any part thereof to any assignee who shall thereupon become vested with all the powers and rights herein given to Lender with respect to the property so transferred and delivered, and Lender shall thereafter be forever relieved and fully discharged from any liability with respect to such property so transferred, but with respect to any property not so transferred, Lender shall retain all rights and powers hereby given.

INSPECTION, BOOKS AND RECORDS. Debtor will at all times keep accurate and complete records covering each item of Collateral, including the proceeds therefrom. Lender, or any of its agents, shall have the right, at intervals to be determined by Lender and without hindrance or delay, at Debtor's expense, to inspect, audit, and examine the Collateral during normal business hours and to make copies of and extracts from the books, records, journals, orders, receipts, correspondence and other data relating to Collateral, Debtor's business or any other transaction between the parties hereto. Debtor will at its expense furnish Lender copies thereof upon request. For the further security of Lender, it is agreed that Lender has and is hereby granted a security interest in all books and records of Debtor pertaining to the Collateral.

COMPLIANCE WITH LAW. Debtor will comply with all federal, state and local laws and regulations, applicable to it, including without limitation, laws and regulations relating to the environment, labor or economic sanctions, in the creation, use, operation, manufacture and storage of the Collateral and the conduct of its business.

REGULATION U. None of the proceeds of the credit secured hereby shall be used directly or indirectly for the purpose of purchasing or carrying any margin stock in violation of any of the provisions of Regulation U of the Board of Governors of the Federal Reserve System ("Regulation U"), or for the purpose of reducing or retiring any indebtedness which was originally incurred to purchase or carry margin stock or for any other purchase which might render the Loan a "Purpose Credit" within the meaning of Regulation U.

ATTORNEYS' FEES AND OTHER COSTS OF COLLECTION. Debtor shall pay all of Lender's reasonable expenses actually incurred in enforcing this Security Agreement and in preserving and liquidating Collateral, including but not limited to, reasonable arbitration, paralegals', attorneys' and experts' fees and expenses, whether incurred with or without the commencement of a suit, trial, arbitration, or administrative proceeding, or in any appellate or bankruptcy proceeding.

DEFAULT. If any of the following occurs, a default ("Default") under this Security Agreement shall exist: **Loan Document Default.** A default under any Loan Document. **Collateral Loss or Destruction.** Any loss, theft, substantial damage, or destruction of Collateral not fully covered by insurance, or as to which insurance proceeds are not remitted to Lender within 30 days of the loss. **Collateral Sale, Lease or Encumbrance.** Any sale, lease, or encumbrance of any Collateral not specifically permitted herein without prior written consent of Lender. **Levy, Seizure or Attachment.** The making of any levy, seizure, or attachment on or of Collateral which is not removed within 10 days. **Unauthorized Collection of Collateral.** Any attempt to collect, cash in or otherwise recover deposits that are Collateral. **Unauthorized Termination.** Any attempt to terminate, revoke, rescind, modify, or violate the terms of this Security Agreement without the prior written consent of Lender.

REMEDIES ON DEFAULT (INCLUDING POWER OF SALE). If a Default occurs Lender shall have all the rights and remedies of a secured party under the Uniform Commercial Code. Without limitation thereto, Lender shall have the following rights and remedies: (i) to take immediate possession of Collateral, without notice or resort to legal process, and for such purpose, to enter upon any premises on which Collateral or any part thereof may be situated and to remove the same therefrom, or, at its option, to render Collateral unusable or dispose of said Collateral on Debtor's premises; (ii) to require Debtor to assemble the Collateral and make it available to Lender at a place to be designated by Lender; (iii) to exercise its right of set-off against any property of Debtor; and (iv) to dispose of Collateral, as a unit or in parcels, separately or with any real property interests also securing the Obligations, in any county or place to be selected by Lender, at either private or public sale (at which public sale Lender may be the purchaser) with or without having the Collateral physically present at said sale.

Any notice of sale, disposition or other action by Lender required by law and sent to Debtor at Debtor's address shown above, or at such other address of Debtor as may from time to time be shown on the records of Lender, at least 5 days prior to such action, shall constitute reasonable notice to Debtor. Notice shall be deemed given or sent when mailed postage prepaid to Debtor's address as provided

herein. Lender shall be entitled to apply the proceeds of any sale or other disposition of the Collateral, and the payments received by Lender with respect to any of the Collateral, to Obligations in such order and manner as Lender may determine. Collateral that is subject to rapid declines in value and is customarily sold in recognized markets may be disposed of by Lender in a recognized market for such collateral without providing notice of sale. Debtor waives any and all requirements that the Lender sell or dispose of all or any part of the Collateral at any particular time, regardless of whether Debtor has requested such sale or disposition.

REMEDIES ARE CUMULATIVE. No failure on the part of Lender to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by Lender or any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any right, power or remedy. The remedies herein provided are cumulative and are not exclusive of any remedies provided by law, in equity, or in other Loan Documents.

INDEMNIFICATION. Debtor shall protect, indemnify and save harmless Lender from and against all losses, liabilities, obligations, claims, damages, penalties, fines, causes of action, costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) (collectively, "Damages") imposed upon, incurred by or asserted or assessed against Lender on account of or in connection with (i) the Loan Documents or any failure or alleged failure of Debtor to comply with any of the terms of, or the inaccuracy or breach of any representation in, the Loan Documents, (ii) the Collateral or any claim of loss or damage to the Collateral or any injury or claim of injury to, or death of, any person or property that may be occasioned by any cause whatsoever pertaining to the Collateral or the use, occupancy or operation thereof, (iii) any failure or alleged failure of Debtor to comply with any law, rule or regulation applicable to it or to the Collateral or the use, occupancy or operation of the Collateral (including, without limitation, the failure to pay any taxes, fees or other charges), (iv) any Damages whatsoever by reason of any alleged action, obligation or undertaking of Lender relating in any way to or any matter contemplated by the Loan Documents, or (v) any claim for brokerage fees or such other commissions relating to the Collateral or any other Obligations; provided that such indemnity shall be effective only to the extent of any Damages that may be sustained by Lender in excess of any net proceeds received by it from any insurance of Debtor (other than self-insurance) with respect to such Damages. Nothing contained herein shall require Debtor to indemnify Lender for any Damages resulting from Lender's gross negligence or its willful misconduct. The indemnity provided for herein shall survive payment of the Obligations and shall extend to the officers, directors, employees and duly authorized agents of Lender. In the event Lender incurs any Damages arising out of or in any way relating to the transaction contemplated by the Loan Documents (including any of the matters referred to in this section), the amounts of such Damages shall be added to the Obligations, shall bear interest, to the extent permitted by law, at the interest rate borne by the Obligations from the date incurred until paid and shall be payable on demand.

MISCELLANEOUS. (i) **Amendments and Waivers.** No waiver, amendment or modification of any provision of this Security Agreement shall be valid unless in writing and signed by Debtor and an officer of Lender. No waiver by Lender of any Default shall operate as a waiver of any other Default or of the same Default on a future occasion. (ii) **Assignment.** All rights of Lender hereunder are freely assignable, in whole or in part, and shall inure to the benefit of and be enforceable by Lender, its successors, assigns and affiliates. Debtor shall not assign its rights and interest hereunder without the prior written consent of Lender, and any attempt by Debtor to assign without Lender's prior written consent is null and void. Any assignment shall not release Debtor from the Obligations. This Security Agreement shall be binding upon Debtor, and the heirs, personal representatives, successors, and assigns of Debtor. (iii) **Applicable Law; Conflict Between Documents.** This Security Agreement shall be governed by and construed under the law of the jurisdiction named in the address of the Lender shown on the first page hereof (the "Jurisdiction") without regard to that Jurisdiction's conflict of laws principles, except to the extent that the UCC requires the application of the law of a different jurisdiction. If any terms of this Security Agreement conflict with the terms of any commitment letter or loan proposal, the terms of this Security Agreement shall control. (iv) **Jurisdiction.** Debtor irrevocably agrees to non-exclusive personal jurisdiction in the state and Federal Courts location in Miami-Dade County, Florida. (v) **Severability.** If any provision of this Security Agreement shall be prohibited by or invalid under applicable law, such provision shall be

ineffective but only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Security Agreement. (vi) **Notices.** Any notices to Debtor shall be sufficiently given, if in writing and mailed or delivered to the address of Debtor shown above or such other address as provided hereunder; and to Lender, if in writing and mailed or delivered to Lender at its address shown above or such other address as Lender may specify in writing from time to time. Notices to Lender must include the mail code. In the event that Debtor changes Debtor's mailing address at any time prior to the date the Obligations are paid in full, Debtor agrees to promptly give written notice of said change of address by registered or certified mail, return receipt requested, all charges prepaid. (vii) **Captions.** The captions contained herein are inserted for convenience only and shall not affect the meaning or interpretation of this Security Agreement or any provision hereof. The use of the plural shall also mean the singular, and vice versa. (viii) **Joint and Several Liability.** If more than one party has signed this Security Agreement, such parties are jointly and severally obligated hereunder. (ix) **Binding Contract.** Debtor by execution and Lender by acceptance of this Security Agreement, agree that each party is bound by all terms and provisions of this Security Agreement. **FINAL AGREEMENT.** This Agreement and the other Loan Documents represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.

DEFINITIONS. Loan Documents. The term "Loan Documents" refers to all documents, including this Agreement, whether now or hereafter existing, executed in connection with or related to the Obligations, and may include, without limitation and whether executed by Debtor or others, commitment letters that survive closing, loan agreements, promissory notes, guaranty agreements, deposit or other similar agreements, other security agreements, letters of credit and applications for letters of credit, security instruments, financing statements, mortgage instruments, any renewals or modifications, whenever any of the foregoing are executed. **UCC.** "UCC" means the Uniform Commercial Code as presently and hereafter enacted in the Jurisdiction. **Terms defined in the UCC.** Any term used in this Agreement and in any financing statement filed in connection herewith which is defined in the UCC and not otherwise defined in this Agreement or any other Loan Document has the meaning given to the term in the UCC.

I:\W-AGT\38031\0001\Security Agreement-v04.doc

IN WITNESS WHEREOF, Debtor, on the day and year first written above, has caused this Security Agreement to be executed.

CenterStaging Musical Productions, Inc.

By: /s/ Howard Livingston

Name: Howard Livingston, Title: CFO

UNCONDITIONAL GUARANTY

September 6, 2006

CenterStaging Musical Productions, Inc.
3407 Winona Ave
Burbank, CA 91504
(Hereinafter referred to as "Borrower")

Johnny Caswell
27311 Brighton Lane
Valencia, CA 91354
(Hereinafter referred to as "Guarantor")

Helmsreich, LLC
400 Alton Road, #1811
Miami Beach, FL 33139
(Hereinafter referred to as "Lender")

To induce Lender to make, extend or renew loans, advances, credit, or other financial accommodations to or for the benefit of Borrower, which are and will be to the direct interest and advantage of the Guarantor, and in consideration of loans, advances, credit, or other financial accommodations made, extended or renewed to or for the benefit of Borrower, which are and will be to the direct interest and advantage of the Guarantor, Guarantor hereby absolutely, irrevocably and unconditionally guarantees to Lender and its successors, assigns and affiliates the timely payment and performance of all liabilities and obligations of Borrower to Lender and its affiliates, including, but not limited to, all obligations under any notes, loan agreements, security agreements, letters of credit, instruments, accounts receivable, contracts, drafts, leases, chattel paper, indemnities, acceptances, repurchase agreements, overdrafts, and the Loan Documents, as defined below, however and whenever incurred or evidenced, whether primary, secondary, direct, indirect, absolute, contingent, due or to become due, now existing or hereafter contracted or acquired, and all modifications, extensions and renewals thereof, and including, without limitation obligations to replenish the Interest Reserve Account as set forth in the Loan Documents (collectively, the "Guaranteed Obligations").

Guarantor further covenants and agrees:

GUARANTOR'S LIABILITY. This Guaranty is a continuing and unconditional guaranty of payment and performance and not of collection. The parties to this Guaranty are jointly and severally obligated hereunder. This Guaranty does not impose any obligation on Lender to extend or continue to extend credit or otherwise deal with Borrower at any subsequent time. This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of the Guaranteed Obligations is rescinded, avoided or for any other reason must be returned by Lender, and the returned payment shall remain payable as part of the Guaranteed Obligations, all as though such payment had not been made. Except to the extent the provisions of this Guaranty give Lender additional rights, this Guaranty shall not be deemed to supersede or replace any other guaranties given to Lender by Guarantor; and the obligations guaranteed hereby shall be in addition to any other obligations guaranteed by Guarantor pursuant to any other agreement of guaranty given to Lender and other guaranties of the Guaranteed Obligations.

CONSENT TO MODIFICATIONS. Guarantor consents and agrees that Lender (and, with respect to swap obligations, its affiliates) may from time to time, in its sole discretion, without affecting, impairing, lessening or releasing the obligations of Guarantor hereunder: (a) extend or modify the time, manner, place or terms of payment or performance and/or otherwise change or modify the credit terms of the

Guaranteed Obligations; (b) increase, renew, or enter into a novation of the Guaranteed Obligations; (c) waive or consent to the departure from terms of the Guaranteed Obligations; (d) permit any change in the business or other dealings and relations of Borrower or any other guarantor with Lender; (e) proceed against, exchange, release, realize upon, or otherwise deal with in any manner any collateral that is or may be held by Lender in connection with the Guaranteed Obligations or any liabilities or obligations of Guarantor; and (f) proceed against, settle, release, or compromise with Borrower, any insurance carrier, or any other person or entity liable as to any part of the Guaranteed Obligations, and/or subordinate the payment of any part of the Guaranteed Obligations to the payment of any other obligations, which may at any time be due or owing to Lender; all in such manner and upon such terms as Lender may deem appropriate, and without notice to or further consent from Guarantor. No invalidity, irregularity, discharge or unenforceability of, or action or omission by Lender relating to any part of the Guaranteed Obligations or any security therefor shall affect or impair this Guaranty.

WAIVERS AND ACKNOWLEDGMENTS. Guarantor waives and releases the following rights, demands, and defenses Guarantor may have with respect to Lender and collection of the Guaranteed Obligations: (a) promptness and diligence in collection of any of the Guaranteed Obligations from Borrower or any other person liable thereon, and in foreclosure of any security interest and sale of any property serving as collateral for the Guaranteed Obligations; (b) any law or statute that requires that Lender make demand upon, assert claims against, or collect from Borrower or other persons or entities, foreclose any security interest, sell collateral, exhaust any remedies, or take any other action against Borrower or other persons or entities prior to making demand upon, collecting from or taking action against Guarantor with respect to the Guaranteed Obligations, under applicable law; (c) any law or statute that requires that Borrower or any other person be joined in, notified of or made part of any action against Guarantor; (d) that Lender or its affiliates preserve, insure or perfect any security interest in collateral or sell or dispose of collateral in a particular manner or at a particular time, provided that Lender's obligation to dispose of Collateral in a commercially reasonable manner is not waived hereby; (e) notice of extensions, modifications, renewals, or novations of the Guaranteed Obligations, of any new transactions or other relationships between Lender, Borrower and/or any guarantor, and of changes in the financial condition of, ownership of, or business structure of Borrower or any other guarantor; (f) presentment, protest, notice of dishonor, notice of default, demand for payment, notice of intention to accelerate maturity, notice of acceleration of maturity, notice of sale, and all other notices of any kind whatsoever to which Guarantor may be entitled; (g) the right to assert against Lender or its affiliates any defense (legal or equitable), set-off, counterclaim, or claim that Guarantor may have at any time against Borrower or any other party liable to Lender or its affiliates; (h) all defenses relating to invalidity, insufficiency, unenforceability, enforcement, release or impairment of Lender or its affiliates' lien on any collateral (subject to the prior lien of Community National Bank on the collateral), of the Loan Documents, or of any other guaranties held by Lender; (i) any right to which Guarantor is or may become entitled to be subrogated to Lender or its affiliates' rights against Borrower or to seek contribution, reimbursement, indemnification, payment or the like, or participation in any claim, right or remedy of Lender or its affiliates against Borrower or any security which Lender or its affiliates now has or hereafter acquires, until such time as the Guaranteed Obligations have been fully satisfied beyond the expiration of any applicable preference period; (j) any claim or defense that acceleration of maturity of the Guaranteed Obligations is stayed against Guarantor because of the stay of assertion or of acceleration of claims against any other person or entity for any reason including the bankruptcy or insolvency of that person or entity; and (k) the right to marshalling of Borrower's assets or the benefit of any exemption claimed by Guarantor. Guarantor acknowledges and represents that Guarantor has relied upon Guarantor's own due diligence in making an independent appraisal of Borrower, Borrower's business affairs and financial condition, and any collateral; Guarantor will continue to be responsible for making an independent appraisal of such matters; and Guarantor has not relied upon Lender or its affiliates for information regarding Borrower or any collateral.

FINANCIAL CONDITION. Guarantor warrants, represents and covenants to Lender and its affiliates that on and after the date hereof: (a) the fair saleable value of Guarantor's assets exceeds its liabilities, Guarantor is meeting its current liabilities as they mature, and Guarantor is and shall remain solvent; (b) all financial statements of Guarantor furnished to Lender are correct and accurately reflect the financial

condition of Guarantor as of the respective dates thereof; (c) since the date of such financial statements, there has not occurred a material adverse change in the financial condition of Guarantor; (d) there are not now pending any court or administrative proceedings or undischarged judgments against Guarantor, no federal or state tax liens have been filed or threatened against Guarantor, and Guarantor is not in default or claimed default under any agreement; and (e) at such reasonable times as Lender requests, Guarantor will furnish Lender and its affiliates with such other financial information as Lender and its affiliates may reasonably request.

INTEREST AND APPLICATION OF PAYMENTS. Regardless of any other provision of this Guaranty or other Loan Documents, if for any reason the effective interest on any of the Guaranteed Obligations should exceed the maximum lawful interest, the effective interest shall be deemed reduced to and shall be such maximum lawful interest, and any sums of interest which have been collected in excess of such maximum lawful interest shall be applied as a credit against the unpaid principal balance of the Guaranteed Obligations. Monies received from any source by Lender or its affiliates for application toward payment of the Guaranteed Obligations may be applied to such Guaranteed Obligations in any manner or order deemed appropriate by Lender and its affiliates.

DEFAULT. If any of the following events occur, a default ("Default") under this Guaranty shall exist: (a) failure of timely payment or performance of the Guaranteed Obligations or a default under any Loan Document; (b) a breach of any agreement or representation contained or referred to in the Guaranty, or any of the Loan Documents, or contained in any other contract or agreement of Guarantor with Lender or its affiliates, whether now existing or hereafter arising; (c) the death of, appointment of a guardian for, dissolution of, termination of existence of, loss of good standing status by, appointment of a receiver for, assignment for the benefit of creditors of, or the commencement of any insolvency or bankruptcy proceeding by or against Guarantor or any general partner of or the holder(s) of the majority ownership interests of Guarantor; (d) a conviction of Guarantor of any felony or other crime involving moral turpitude; and/or (e) Lender determines in good faith, in its sole discretion, that the prospects for payment or performance of the Guaranteed Obligations are impaired or a material adverse change has occurred in the business or prospects of Borrower or Guarantor, financial or otherwise.

If a Default occurs, the Guaranteed Obligations shall be due immediately and payable without notice and, Lender and its affiliates may exercise any rights and remedies as provided in this Guaranty and other Loan Documents, or as provided at law or equity. Guarantor shall pay interest on the Guaranteed Obligations from such Default at the highest rate of interest charged on any of the Guaranteed Obligations.

ATTORNEYS' FEES AND OTHER COSTS OF COLLECTION. Guarantor shall pay all of Lender's and its affiliates' reasonable expenses incurred to enforce or collect any of the Guaranteed Obligations, including, without limitation, reasonable arbitration, paralegals', attorneys' and experts' fees and expenses, whether incurred without the commencement of a suit, in any suit, arbitration, or administrative proceeding, or in any appellate or bankruptcy proceeding.

SUBORDINATION OF OTHER DEBTS. Guarantor agrees: (a) to subordinate the obligations now or hereafter owed by Borrower to Guarantor ("Subordinated Debt") to any and all obligations of Borrower to Lender or its affiliates now or hereafter existing while this Guaranty is in effect, provided however that Guarantor may receive principal and interest payments on the Subordinated Debt so long as (i) all sums due and payable by Borrower to Lender and its affiliates have been paid in full on or prior to such date, and (ii) no event or condition which constitutes or which with notice or the lapse of time would constitute an event of default with respect to the Guaranteed Obligations shall be continuing on or as of the payment date; (b) Guarantor will either place a legend indicating such subordination on every note, ledger page or other document evidencing any part of the Subordinated Debt or deliver such documents to Lender; and (c) except as permitted by this paragraph, Guarantor will not request or accept payment of or any security for any part of the Subordinated Debt, and any proceeds of the Subordinated Debt paid to

Guarantor, through error or otherwise, shall immediately be forwarded to Lender by Guarantor, properly endorsed to the order of Lender, to apply to the Guaranteed Obligations.

MISCELLANEOUS. Assignment. This Guaranty and other Loan Documents shall inure to the benefit of and be binding upon the parties and their respective heirs, legal representatives, successors and assigns. Lender's interests in and rights under this Guaranty and other Loan Documents are freely assignable, in whole or in part, by Lender. Any assignment shall not release Guarantor from the Guaranteed Obligations. **Organization; Powers.** Guarantor (i) is an adult individual and is sui juris, (ii) has the power and authority to own its properties and assets and to carry on its business as now being conducted and as now contemplated; and (iii) has the power and authority to execute, deliver and perform, and by all necessary action has authorized the execution, delivery and performance of, all of its obligations under this Guaranty and any other Loan Document to which it is a party. **Applicable Law; Conflict Between Documents.** This Guaranty shall be governed by and construed under the laws of the state named in Lender's address shown above without regard to that state's conflict of laws principles. If the terms of this Guaranty should conflict with the terms of any commitment letter that survives closing, the terms of this Guaranty shall control. **Jurisdiction.** Guarantor irrevocably agrees to non-exclusive personal jurisdiction in the state and Federal courts located in Miami-Dade County, Florida. **Severability.** If any provision of this Guaranty or of the other Loan Documents shall be prohibited or invalid under applicable law, such provision shall be ineffective but only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guaranty or other Loan Documents. **Notices.** Any notices to Guarantor shall be sufficiently given if in writing and mailed or delivered to Guarantor's address shown above or such other address as provided hereunder, and to Lender, if in writing and mailed or delivered to Lender at its address shown above or such other address as Lender may specify in writing from time to time. Notices to Lender must include the mail code. In the event that Guarantor changes Guarantor's address at any time prior to the date the Guaranteed Obligations are paid in full, Guarantor agrees to promptly give written notice of said change of address to Lender by registered or certified mail, return receipt requested, all charges prepaid. **Plural; Captions.** All references in the Loan Documents to borrower, guarantor, person, document or other nouns of reference mean both the singular and plural form, as the case may be, and the term "person" shall mean any individual person or entity. The captions contained in the Loan Documents are inserted for convenience only and shall not affect the meaning or interpretation of the Loan Documents. **Binding Contract.** Guarantor by execution of and Lender by acceptance of this Guaranty agree that each party is bound to all terms and provisions of this Guaranty. **Amendments, Waivers and Remedies.** No waivers, amendments or modifications of this Guaranty and other Loan Documents shall be valid unless in writing and signed by an officer of Lender. No waiver by Lender or its affiliates of any Default shall operate as a waiver of any other Default or the same Default on a future occasion. Neither the failure nor any delay on the part of Lender or its affiliates in exercising any right, power, or privilege granted pursuant to this Guaranty and other Loan Documents shall operate as a waiver thereof, nor shall a single or partial exercise thereof preclude any other or further exercise or the exercise of any other right, power or privilege. All remedies available to Lender or its affiliates with respect to this Guaranty and other Loan Documents and remedies available at law or in equity shall be cumulative and may be pursued concurrently or successively. **Loan Documents.** The term "Loan Documents" refers to all documents executed in connection with or related to the Guaranteed Obligations and may include, without limitation, commitment letters that survive closing, loan agreements, other guaranty agreements, security agreements, instruments, financing statements, mortgages, deeds of trust, deeds to secure debt, letters of credit and any amendments or supplements. **LIMITATION ON LIABILITY; WAIVER OF PUNITIVE DAMAGES.** EACH OF THE PARTIES HERETO, INCLUDING LENDER BY ACCEPTANCE HEREOF, AGREES THAT IN ANY JUDICIAL, MEDIATION OR ARBITRATION PROCEEDING OR ANY CLAIM OR CONTROVERSY BETWEEN OR AMONG THEM THAT MAY ARISE OUT OF OR BE IN ANY WAY CONNECTED WITH THIS AGREEMENT, THE LOAN DOCUMENTS OR ANY OTHER AGREEMENT OR DOCUMENT BETWEEN OR AMONG THEM OR THE OBLIGATIONS EVIDENCED HEREBY OR RELATED HERETO, IN NO EVENT SHALL ANY PARTY HAVE A REMEDY OF, OR BE LIABLE TO THE OTHER FOR, (1) INDIRECT, SPECIAL OR CONSEQUENTIAL DAMAGES OR (2) PUNITIVE OR EXEMPLARY DAMAGES. EACH OF THE PARTIES HEREBY EXPRESSLY WAIVES ANY RIGHT OR CLAIM TO

PUNITIVE OR EXEMPLARY DAMAGES THEY MAY HAVE OR WHICH MAY ARISE IN THE FUTURE IN CONNECTION WITH ANY SUCH PROCEEDING, CLAIM OR CONTROVERSY, WHETHER THE SAME IS RESOLVED BY ARBITRATION, MEDIATION, JUDICIALLY OR OTHERWISE. **FINAL AGREEMENT.** This Agreement and the other Loan Documents represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.

FINANCIAL AND OTHER INFORMATION. Guarantor shall deliver to Lender such information as Lender may reasonably request from time to time, including without limitation, financial statements and information pertaining to Guarantor's financial condition. Such information shall be true, complete, and accurate.

NEGATIVE COVENANTS. Guarantor agrees that from the date hereof and until final payment in full of the Guaranteed Obligations, unless Lender shall otherwise consent in writing, Guarantor will not: **Default on Other Contracts or Obligations.** Default on any material contract with or obligation when due to a third party or default in the performance of any obligation to a third party incurred for money borrowed in an amount in excess of $25,000.00. **Government Intervention.** Permit the assertion or making of any seizure, vesting or intervention by or under authority of any governmental entity, as a result of which the management of Guarantor or any guarantor is displaced of its authority in the conduct of its respective business or such business is curtailed or materially impaired. **Judgment Entered.** Permit the entry of any monetary judgment or the assessment against, the filing of any tax lien against, or the issuance of any writ of garnishment or attachment against any property of or debts due Guarantor in an amount in excess of $25,000.00 which is not discharged or execution is not stayed within 30 days of entry.

PERSONAL FINANCIAL STATEMENTS. Each Guarantor who is an individual shall deliver to Lender on the sixth (6th) month anniversary of the date hereof, Guarantor's financial statements. Said financial statements shall disclose all of Guarantor's assets, liabilities, net worth, income and contingent liabilities, all in reasonable detail and acceptable to Lender and submitted on a form to be provided by Lender or on such other form acceptable to Lender (it being agreed that the form of the financial statements submitted to Lender in connection herewith is acceptable), signed by Guarantor and certified by Guarantor to Lender to be true, correct and complete.

WAIVER OF JURY TRIAL. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OF GUARANTOR BY EXECUTION HEREOF AND LENDER BY ACCEPTANCE HEREOF, KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT EACH MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS GUARANTY, THE LOAN DOCUMENTS OR ANY AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONNECTION WITH THIS GUARANTY, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY WITH RESPECT HERETO. THIS PROVISION IS A MATERIAL INDUCEMENT TO LENDER TO ACCEPT THIS GUARANTY. EACH OF THE PARTIES AGREES THAT THE TERMS HEREOF SHALL SUPERSEDE AND REPLACE ANY PRIOR AGREEMENT RELATED TO ARBITRATION OF DISPUTES BETWEEN THE PARTIES CONTAINED IN ANY LOAN DOCUMENT OR ANY OTHER DOCUMENT OR AGREEMENT HERETOFORE EXECUTED IN CONNECTION WITH, RELATED TO OR BEING REPLACED, SUPPLEMENTED, EXTENDED OR MODIFIED BY, THIS GUARANTY.

I:\W-AGT\38031\0001\Guaranty(Caswell)-v3.doc

IN WITNESS WHEREOF, Guarantor, on the day and year first written above, has caused this Unconditional Guaranty to be executed.

/s/ Johnny Caswell

Johnny Caswell

UNCONDITIONAL GUARANTY

September 6, 2006

CenterStaging Musical Productions, Inc.
3407 Winona Ave
Burbank, CA 91504
(Hereinafter referred to as "Borrower")

Howard Livingston
25310 Clearview Court
Santa Clarita, CA 91350
(Hereinafter referred to as "Guarantor")

Helmsreich, LLC
400 Alton Road, #1811
Miami Beach, FL 33139
(Hereinafter referred to as "Lender")

To induce Lender to make, extend or renew loans, advances, credit, or other financial accommodations to or for the benefit of Borrower, which are and will be to the direct interest and advantage of the Guarantor, and in consideration of loans, advances, credit, or other financial accommodations made, extended or renewed to or for the benefit of Borrower, which are and will be to the direct interest and advantage of the Guarantor, Guarantor hereby absolutely, irrevocably and unconditionally guarantees to Lender and its successors, assigns and affiliates the timely payment and performance of all liabilities and obligations of Borrower to Lender and its affiliates, including, but not limited to, all obligations under any notes, loan agreements, security agreements, letters of credit, instruments, accounts receivable, contracts, drafts, leases, chattel paper, indemnities, acceptances, repurchase agreements, overdrafts, and the Loan Documents, as defined below, however and whenever incurred or evidenced, whether primary, secondary, direct, indirect, absolute, contingent, due or to become due, now existing or hereafter contracted or acquired, and all modifications, extensions and renewals thereof, and including, without limitation obligations to replenish the Interest Reserve Account as set forth in the Loan Documents (collectively, the "Guaranteed Obligations").

Guarantor further covenants and agrees:

GUARANTOR'S LIABILITY. This Guaranty is a continuing and unconditional guaranty of payment and performance and not of collection. The parties to this Guaranty are jointly and severally obligated hereunder. This Guaranty does not impose any obligation on Lender to extend or continue to extend credit or otherwise deal with Borrower at any subsequent time. This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of the Guaranteed Obligations is rescinded, avoided or for any other reason must be returned by Lender, and the returned payment shall remain payable as part of the Guaranteed Obligations, all as though such payment had not been made. Except to the extent the provisions of this Guaranty give Lender additional rights, this Guaranty shall not be deemed to supersede or replace any other guaranties given to Lender by Guarantor; and the obligations guaranteed hereby shall be in addition to any other obligations guaranteed by Guarantor pursuant to any other agreement of guaranty given to Lender and other guaranties of the Guaranteed Obligations.

CONSENT TO MODIFICATIONS. Guarantor consents and agrees that Lender (and, with respect to swap obligations, its affiliates) may from time to time, in its sole discretion, without affecting, impairing, lessening or releasing the obligations of Guarantor hereunder: (a) extend or modify the time, manner, place or terms of payment or performance and/or otherwise change or modify the credit terms of the

Guaranteed Obligations; (b) increase, renew, or enter into a novation of the Guaranteed Obligations; (c) waive or consent to the departure from terms of the Guaranteed Obligations; (d) permit any change in the business or other dealings and relations of Borrower or any other guarantor with Lender; (e) proceed against, exchange, release, realize upon, or otherwise deal with in any manner any collateral that is or may be held by Lender in connection with the Guaranteed Obligations or any liabilities or obligations of Guarantor; and (f) proceed against, settle, release, or compromise with Borrower, any insurance carrier, or any other person or entity liable as to any part of the Guaranteed Obligations, and/or subordinate the payment of any part of the Guaranteed Obligations to the payment of any other obligations, which may at any time be due or owing to Lender; all in such manner and upon such terms as Lender may deem appropriate, and without notice to or further consent from Guarantor. No invalidity, irregularity, discharge or unenforceability of, or action or omission by Lender relating to any part of the Guaranteed Obligations or any security therefor shall affect or impair this Guaranty.

WAIVERS AND ACKNOWLEDGMENTS. Guarantor waives and releases the following rights, demands, and defenses Guarantor may have with respect to Lender and collection of the Guaranteed Obligations: (a) promptness and diligence in collection of any of the Guaranteed Obligations from Borrower or any other person liable thereon, and in foreclosure of any security interest and sale of any property serving as collateral for the Guaranteed Obligations; (b) any law or statute that requires that Lender make demand upon, assert claims against, or collect from Borrower or other persons or entities, foreclose any security interest, sell collateral, exhaust any remedies, or take any other action against Borrower or other persons or entities prior to making demand upon, collecting from or taking action against Guarantor with respect to the Guaranteed Obligations, under applicable law; (c) any law or statute that requires that Borrower or any other person be joined in, notified of or made part of any action against Guarantor; (d) that Lender or its affiliates preserve, insure or perfect any security interest in collateral or sell or dispose of collateral in a particular manner or at a particular time, provided that Lender's obligation to dispose of Collateral in a commercially reasonable manner is not waived hereby; (e) notice of extensions, modifications, renewals, or novations of the Guaranteed Obligations, of any new transactions or other relationships between Lender, Borrower and/or any guarantor, and of changes in the financial condition of, ownership of, or business structure of Borrower or any other guarantor; (f) presentment, protest, notice of dishonor, notice of default, demand for payment, notice of intention to accelerate maturity, notice of acceleration of maturity, notice of sale, and all other notices of any kind whatsoever to which Guarantor may be entitled; (g) the right to assert against Lender or its affiliates any defense (legal or equitable), set-off, counterclaim, or claim that Guarantor may have at any time against Borrower or any other party liable to Lender or its affiliates; (h) all defenses relating to invalidity, insufficiency, unenforceability, enforcement, release or impairment of Lender or its affiliates' lien on any collateral (subject to the prior lien of Community National Bank on the collateral), of the Loan Documents, or of any other guaranties held by Lender; (i) any right to which Guarantor is or may become entitled to be subrogated to Lender or its affiliates' rights against Borrower or to seek contribution, reimbursement, indemnification, payment or the like, or participation in any claim, right or remedy of Lender or its affiliates against Borrower or any security which Lender or its affiliates now has or hereafter acquires, until such time as the Guaranteed Obligations have been fully satisfied beyond the expiration of any applicable preference period; (j) any claim or defense that acceleration of maturity of the Guaranteed Obligations is stayed against Guarantor because of the stay of assertion or of acceleration of claims against any other person or entity for any reason including the bankruptcy or insolvency of that person or entity; and (k) the right to marshalling of Borrower's assets or the benefit of any exemption claimed by Guarantor. Guarantor acknowledges and represents that Guarantor has relied upon Guarantor's own due diligence in making an independent appraisal of Borrower, Borrower's business affairs and financial condition, and any collateral; Guarantor will continue to be responsible for making an independent appraisal of such matters; and Guarantor has not relied upon Lender or its affiliates for information regarding Borrower or any collateral.

FINANCIAL CONDITION. Guarantor warrants, represents and covenants to Lender and its affiliates that on and after the date hereof: (a) the fair saleable value of Guarantor's assets exceeds its liabilities, Guarantor is meeting its current liabilities as they mature, and Guarantor is and shall remain solvent; (b) all financial statements of Guarantor furnished to Lender are correct and accurately reflect the financial

condition of Guarantor as of the respective dates thereof; (c) since the date of such financial statements, there has not occurred a material adverse change in the financial condition of Guarantor; (d) there are not now pending any court or administrative proceedings or undischarged judgments against Guarantor, no federal or state tax liens have been filed or threatened against Guarantor, and Guarantor is not in default or claimed default under any agreement; and (e) at such reasonable times as Lender requests, Guarantor will furnish Lender and its affiliates with such other financial information as Lender and its affiliates may reasonably request.

INTEREST AND APPLICATION OF PAYMENTS. Regardless of any other provision of this Guaranty or other Loan Documents, if for any reason the effective interest on any of the Guaranteed Obligations should exceed the maximum lawful interest, the effective interest shall be deemed reduced to and shall be such maximum lawful interest, and any sums of interest which have been collected in excess of such maximum lawful interest shall be applied as a credit against the unpaid principal balance of the Guaranteed Obligations. Monies received from any source by Lender or its affiliates for application toward payment of the Guaranteed Obligations may be applied to such Guaranteed Obligations in any manner or order deemed appropriate by Lender and its affiliates.

DEFAULT. If any of the following events occur, a default ("Default") under this Guaranty shall exist: (a) failure of timely payment or performance of the Guaranteed Obligations or a default under any Loan Document; (b) a breach of any agreement or representation contained or referred to in the Guaranty, or any of the Loan Documents, or contained in any other contract or agreement of Guarantor with Lender or its affiliates, whether now existing or hereafter arising; (c) the death of, appointment of a guardian for, dissolution of, termination of existence of, loss of good standing status by, appointment of a receiver for, assignment for the benefit of creditors of, or the commencement of any insolvency or bankruptcy proceeding by or against Guarantor or any general partner of or the holder(s) of the majority ownership interests of Guarantor; (d) a conviction of Guarantor of any felony or other crime involving moral turpitude; and/or (e) Lender determines in good faith, in its sole discretion, that the prospects for payment or performance of the Guaranteed Obligations are impaired or a material adverse change has occurred in the business or prospects of Borrower or Guarantor, financial or otherwise.

If a Default occurs, the Guaranteed Obligations shall be due immediately and payable without notice and, Lender and its affiliates may exercise any rights and remedies as provided in this Guaranty and other Loan Documents, or as provided at law or equity. Guarantor shall pay interest on the Guaranteed Obligations from such Default at the highest rate of interest charged on any of the Guaranteed Obligations.

ATTORNEYS' FEES AND OTHER COSTS OF COLLECTION. Guarantor shall pay all of Lender's and its affiliates' reasonable expenses incurred to enforce or collect any of the Guaranteed Obligations, including, without limitation, reasonable arbitration, paralegals', attorneys' and experts' fees and expenses, whether incurred without the commencement of a suit, in any suit, arbitration, or administrative proceeding, or in any appellate or bankruptcy proceeding.

SUBORDINATION OF OTHER DEBTS. Guarantor agrees: (a) to subordinate the obligations now or hereafter owed by Borrower to Guarantor ("Subordinated Debt") to any and all obligations of Borrower to Lender or its affiliates now or hereafter existing while this Guaranty is in effect, provided however that Guarantor may receive principal and interest payments on the Subordinated Debt so long as (i) all sums due and payable by Borrower to Lender and its affiliates have been paid in full on or prior to such date, and (ii) no event or condition which constitutes or which with notice or the lapse of time would constitute an event of default with respect to the Guaranteed Obligations shall be continuing on or as of the payment date; (b) Guarantor will either place a legend indicating such subordination on every note, ledger page or other document evidencing any part of the Subordinated Debt or deliver such documents to Lender; and (c) except as permitted by this paragraph, Guarantor will not request or accept payment of or any security for any part of the Subordinated Debt, and any proceeds of the Subordinated Debt paid to

Guarantor, through error or otherwise, shall immediately be forwarded to Lender by Guarantor, properly endorsed to the order of Lender, to apply to the Guaranteed Obligations.

MISCELLANEOUS. Assignment. This Guaranty and other Loan Documents shall inure to the benefit of and be binding upon the parties and their respective heirs, legal representatives, successors and assigns. Lender's interests in and rights under this Guaranty and other Loan Documents are freely assignable, in whole or in part, by Lender. Any assignment shall not release Guarantor from the Guaranteed Obligations. **Organization; Powers.** Guarantor (i) is an adult individual and is sui juris, (ii) has the power and authority to own its properties and assets and to carry on its business as now being conducted and as now contemplated; and (iii) has the power and authority to execute, deliver and perform, and by all necessary action has authorized the execution, delivery and performance of, all of its obligations under this Guaranty and any other Loan Document to which it is a party. **Applicable Law; Conflict Between Documents.** This Guaranty shall be governed by and construed under the laws of the state named in Lender's address shown above without regard to that state's conflict of laws principles. If the terms of this Guaranty should conflict with the terms of any commitment letter that survives closing, the terms of this Guaranty shall control. **Jurisdiction.** Guarantor irrevocably agrees to non-exclusive personal jurisdiction in the state and Federal courts located in Miami-Dade County, Florida. **Severability.** If any provision of this Guaranty or of the other Loan Documents shall be prohibited or invalid under applicable law, such provision shall be ineffective but only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guaranty or other Loan Documents. **Notices.** Any notices to Guarantor shall be sufficiently given if in writing and mailed or delivered to Guarantor's address shown above or such other address as provided hereunder, and to Lender, if in writing and mailed or delivered to Lender at its address shown above or such other address as Lender may specify in writing from time to time. Notices to Lender must include the mail code. In the event that Guarantor changes Guarantor's address at any time prior to the date the Guaranteed Obligations are paid in full, Guarantor agrees to promptly give written notice of said change of address to Lender by registered or certified mail, return receipt requested, all charges prepaid. **Plural; Captions.** All references in the Loan Documents to borrower, guarantor, person, document or other nouns of reference mean both the singular and plural form, as the case may be, and the term "person" shall mean any individual person or entity. The captions contained in the Loan Documents are inserted for convenience only and shall not affect the meaning or interpretation of the Loan Documents. **Binding Contract.** Guarantor by execution of and Lender by acceptance of this Guaranty agree that each party is bound to all terms and provisions of this Guaranty. **Amendments, Waivers and Remedies.** No waivers, amendments or modifications of this Guaranty and other Loan Documents shall be valid unless in writing and signed by an officer of Lender. No waiver by Lender or its affiliates of any Default shall operate as a waiver of any other Default or the same Default on a future occasion. Neither the failure nor any delay on the part of Lender or its affiliates in exercising any right, power, or privilege granted pursuant to this Guaranty and other Loan Documents shall operate as a waiver thereof, nor shall a single or partial exercise thereof preclude any other or further exercise or the exercise of any other right, power or privilege. All remedies available to Lender or its affiliates with respect to this Guaranty and other Loan Documents and remedies available at law or in equity shall be cumulative and may be pursued concurrently or successively. **Loan Documents.** The term "Loan Documents" refers to all documents executed in connection with or related to the Guaranteed Obligations and may include, without limitation, commitment letters that survive closing, loan agreements, other guaranty agreements, security agreements, instruments, financing statements, mortgages, deeds of trust, deeds to secure debt, letters of credit and any amendments or supplements. **LIMITATION ON LIABILITY; WAIVER OF PUNITIVE DAMAGES.** EACH OF THE PARTIES HERETO, INCLUDING LENDER BY ACCEPTANCE HEREOF, AGREES THAT IN ANY JUDICIAL, MEDIATION OR ARBITRATION PROCEEDING OR ANY CLAIM OR CONTROVERSY BETWEEN OR AMONG THEM THAT MAY ARISE OUT OF OR BE IN ANY WAY CONNECTED WITH THIS AGREEMENT, THE LOAN DOCUMENTS OR ANY OTHER AGREEMENT OR DOCUMENT BETWEEN OR AMONG THEM OR THE OBLIGATIONS EVIDENCED HEREBY OR RELATED HERETO, IN NO EVENT SHALL ANY PARTY HAVE A REMEDY OF, OR BE LIABLE TO THE OTHER FOR, (1) INDIRECT, SPECIAL OR CONSEQUENTIAL DAMAGES OR (2) PUNITIVE OR EXEMPLARY DAMAGES. EACH OF THE PARTIES HEREBY EXPRESSLY WAIVES ANY RIGHT OR CLAIM TO

PUNITIVE OR EXEMPLARY DAMAGES THEY MAY HAVE OR WHICH MAY ARISE IN THE FUTURE IN CONNECTION WITH ANY SUCH PROCEEDING, CLAIM OR CONTROVERSY, WHETHER THE SAME IS RESOLVED BY ARBITRATION, MEDIATION, JUDICIALLY OR OTHERWISE. **FINAL AGREEMENT.** This Agreement and the other Loan Documents represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.

FINANCIAL AND OTHER INFORMATION. Guarantor shall deliver to Lender such information as Lender may reasonably request from time to time, including without limitation, financial statements and information pertaining to Guarantor's financial condition. Such information shall be true, complete, and accurate.

NEGATIVE COVENANTS. Guarantor agrees that from the date hereof and until final payment in full of the Guaranteed Obligations, unless Lender shall otherwise consent in writing, Guarantor will not: **Default on Other Contracts or Obligations.** Default on any material contract with or obligation when due to a third party or default in the performance of any obligation to a third party incurred for money borrowed in an amount in excess of $25,000.00. **Government Intervention.** Permit the assertion or making of any seizure, vesting or intervention by or under authority of any governmental entity, as a result of which the management of Guarantor or any guarantor is displaced of its authority in the conduct of its respective business or such business is curtailed or materially impaired. **Judgment Entered.** Permit the entry of any monetary judgment or the assessment against, the filing of any tax lien against, or the issuance of any writ of garnishment or attachment against any property of or debts due Guarantor in an amount in excess of $25,000.00 which is not discharged or execution is not stayed within 30 days of entry.

PERSONAL FINANCIAL STATEMENTS. Each Guarantor who is an individual shall deliver to Lender on the sixth (6th) month anniversary of the date hereof, Guarantor's financial statements. Said financial statements shall disclose all of Guarantor's assets, liabilities, net worth, income and contingent liabilities, all in reasonable detail and acceptable to Lender and submitted on a form to be provided by Lender or on such other form acceptable to Lender (it being agreed that the form of the financial statements submitted to Lender in connection herewith is acceptable), signed by Guarantor and certified by Guarantor to Lender to be true, correct and complete.

WAIVER OF JURY TRIAL. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OF GUARANTOR BY EXECUTION HEREOF AND LENDER BY ACCEPTANCE HEREOF, KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT EACH MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS GUARANTY, THE LOAN DOCUMENTS OR ANY AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONNECTION WITH THIS GUARANTY, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY WITH RESPECT HERETO. THIS PROVISION IS A MATERIAL INDUCEMENT TO LENDER TO ACCEPT THIS GUARANTY. EACH OF THE PARTIES AGREES THAT THE TERMS HEREOF SHALL SUPERSEDE AND REPLACE ANY PRIOR AGREEMENT RELATED TO ARBITRATION OF DISPUTES BETWEEN THE PARTIES CONTAINED IN ANY LOAN DOCUMENT OR ANY OTHER DOCUMENT OR AGREEMENT HERETOFORE EXECUTED IN CONNECTION WITH, RELATED TO OR BEING REPLACED, SUPPLEMENTED, EXTENDED OR MODIFIED BY, THIS GUARANTY.

I:\W-AGT\38031\0001\Guaranty(Livingston)-v1.doc

IN WITNESS WHEREOF, Guarantor, on the day and year first written above, has caused this Unconditional Guaranty to be executed.

/s/ Howard Livingston

Howard Livingston

UNCONDITIONAL GUARANTY

September 6, 2006

CenterStaging Musical Productions, Inc.
3407 Winona Ave
Burbank, CA 91504
(Hereinafter referred to as "Borrower")

Roger Paglia
25565 Via Paladar
Valencia, CA 91355
(Hereinafter referred to as "Guarantor")

Helmsreich, LLC
400 Alton Road, #1811
Miami Beach, FL 33139
(Hereinafter referred to as "Lender")

To induce Lender to make, extend or renew loans, advances, credit, or other financial accommodations to or for the benefit of Borrower, which are and will be to the direct interest and advantage of the Guarantor, and in consideration of loans, advances, credit, or other financial accommodations made, extended or renewed to or for the benefit of Borrower, which are and will be to the direct interest and advantage of the Guarantor, Guarantor hereby absolutely, irrevocably and unconditionally guarantees to Lender and its successors, assigns and affiliates the timely payment and performance of all liabilities and obligations of Borrower to Lender and its affiliates, including, but not limited to, all obligations under any notes, loan agreements, security agreements, letters of credit, instruments, accounts receivable, contracts, drafts, leases, chattel paper, indemnities, acceptances, repurchase agreements, overdrafts, and the Loan Documents, as defined below, however and whenever incurred or evidenced, whether primary, secondary, direct, indirect, absolute, contingent, due or to become due, now existing or hereafter contracted or acquired, and all modifications, extensions and renewals thereof, and including, without limitation obligations to replenish the Interest Reserve Account as set forth in the Loan Documents (collectively, the "Guaranteed Obligations").

Guarantor further covenants and agrees:

GUARANTOR'S LIABILITY. This Guaranty is a continuing and unconditional guaranty of payment and performance and not of collection. The parties to this Guaranty are jointly and severally obligated hereunder. This Guaranty does not impose any obligation on Lender to extend or continue to extend credit or otherwise deal with Borrower at any subsequent time. This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of the Guaranteed Obligations is rescinded, avoided or for any other reason must be returned by Lender, and the returned payment shall remain payable as part of the Guaranteed Obligations, all as though such payment had not been made. Except to the extent the provisions of this Guaranty give Lender additional rights, this Guaranty shall not be deemed to supersede or replace any other guaranties given to Lender by Guarantor; and the obligations guaranteed hereby shall be in addition to any other obligations guaranteed by Guarantor pursuant to any other agreement of guaranty given to Lender and other guaranties of the Guaranteed Obligations.

CONSENT TO MODIFICATIONS. Guarantor consents and agrees that Lender (and, with respect to swap obligations, its affiliates) may from time to time, in its sole discretion, without affecting, impairing, lessening or releasing the obligations of Guarantor hereunder: (a) extend or modify the time, manner, place or terms of payment or performance and/or otherwise change or modify the credit terms of the

Guaranteed Obligations; (b) increase, renew, or enter into a novation of the Guaranteed Obligations; (c) waive or consent to the departure from terms of the Guaranteed Obligations; (d) permit any change in the business or other dealings and relations of Borrower or any other guarantor with Lender; (e) proceed against, exchange, release, realize upon, or otherwise deal with in any manner any collateral that is or may be held by Lender in connection with the Guaranteed Obligations or any liabilities or obligations of Guarantor; and (f) proceed against, settle, release, or compromise with Borrower, any insurance carrier, or any other person or entity liable as to any part of the Guaranteed Obligations, and/or subordinate the payment of any part of the Guaranteed Obligations to the payment of any other obligations, which may at any time be due or owing to Lender; all in such manner and upon such terms as Lender may deem appropriate, and without notice to or further consent from Guarantor. No invalidity, irregularity, discharge or unenforceability of, or action or omission by Lender relating to any part of the Guaranteed Obligations or any security therefor shall affect or impair this Guaranty.

WAIVERS AND ACKNOWLEDGMENTS. Guarantor waives and releases the following rights, demands, and defenses Guarantor may have with respect to Lender and collection of the Guaranteed Obligations: (a) promptness and diligence in collection of any of the Guaranteed Obligations from Borrower or any other person liable thereon, and in foreclosure of any security interest and sale of any property serving as collateral for the Guaranteed Obligations; (b) any law or statute that requires that Lender make demand upon, assert claims against, or collect from Borrower or other persons or entities, foreclose any security interest, sell collateral, exhaust any remedies, or take any other action against Borrower or other persons or entities prior to making demand upon, collecting from or taking action against Guarantor with respect to the Guaranteed Obligations, under applicable law; (c) any law or statute that requires that Borrower or any other person be joined in, notified of or made part of any action against Guarantor; (d) that Lender or its affiliates preserve, insure or perfect any security interest in collateral or sell or dispose of collateral in a particular manner or at a particular time, provided that Lender's obligation to dispose of Collateral in a commercially reasonable manner is not waived hereby; (e) notice of extensions, modifications, renewals, or novations of the Guaranteed Obligations, of any new transactions or other relationships between Lender, Borrower and/or any guarantor, and of changes in the financial condition of, ownership of, or business structure of Borrower or any other guarantor; (f) presentment, protest, notice of dishonor, notice of default, demand for payment, notice of intention to accelerate maturity, notice of acceleration of maturity, notice of sale, and all other notices of any kind whatsoever to which Guarantor may be entitled; (g) the right to assert against Lender or its affiliates any defense (legal or equitable), set-off, counterclaim, or claim that Guarantor may have at any time against Borrower or any other party liable to Lender or its affiliates; (h) all defenses relating to invalidity, insufficiency, unenforceability, enforcement, release or impairment of Lender or its affiliates' lien on any collateral (subject to the prior lien of Community National Bank on the collateral), of the Loan Documents, or of any other guaranties held by Lender; (i) any right to which Guarantor is or may become entitled to be subrogated to Lender or its affiliates' rights against Borrower or to seek contribution, reimbursement, indemnification, payment or the like, or participation in any claim, right or remedy of Lender or its affiliates against Borrower or any security which Lender or its affiliates now has or hereafter acquires, until such time as the Guaranteed Obligations have been fully satisfied beyond the expiration of any applicable preference period; (j) any claim or defense that acceleration of maturity of the Guaranteed Obligations is stayed against Guarantor because of the stay of assertion or of acceleration of claims against any other person or entity for any reason including the bankruptcy or insolvency of that person or entity; and (k) the right to marshalling of Borrower's assets or the benefit of any exemption claimed by Guarantor. Guarantor acknowledges and represents that Guarantor has relied upon Guarantor's own due diligence in making an independent appraisal of Borrower, Borrower's business affairs and financial condition, and any collateral; Guarantor will continue to be responsible for making an independent appraisal of such matters; and Guarantor has not relied upon Lender or its affiliates for information regarding Borrower or any collateral.

FINANCIAL CONDITION. Guarantor warrants, represents and covenants to Lender and its affiliates that on and after the date hereof: (a) the fair saleable value of Guarantor's assets exceeds its liabilities, Guarantor is meeting its current liabilities as they mature, and Guarantor is and shall remain solvent; (b) all financial statements of Guarantor furnished to Lender are correct and accurately reflect the financial

condition of Guarantor as of the respective dates thereof; (c) since the date of such financial statements, there has not occurred a material adverse change in the financial condition of Guarantor; (d) there are not now pending any court or administrative proceedings or undischarged judgments against Guarantor, no federal or state tax liens have been filed or threatened against Guarantor, and Guarantor is not in default or claimed default under any agreement; and (e) at such reasonable times as Lender requests, Guarantor will furnish Lender and its affiliates with such other financial information as Lender and its affiliates may reasonably request.

INTEREST AND APPLICATION OF PAYMENTS. Regardless of any other provision of this Guaranty or other Loan Documents, if for any reason the effective interest on any of the Guaranteed Obligations should exceed the maximum lawful interest, the effective interest shall be deemed reduced to and shall be such maximum lawful interest, and any sums of interest which have been collected in excess of such maximum lawful interest shall be applied as a credit against the unpaid principal balance of the Guaranteed Obligations. Monies received from any source by Lender or its affiliates for application toward payment of the Guaranteed Obligations may be applied to such Guaranteed Obligations in any manner or order deemed appropriate by Lender and its affiliates.

DEFAULT. If any of the following events occur, a default ("Default") under this Guaranty shall exist: (a) failure of timely payment or performance of the Guaranteed Obligations or a default under any Loan Document; (b) a breach of any agreement or representation contained or referred to in the Guaranty, or any of the Loan Documents, or contained in any other contract or agreement of Guarantor with Lender or its affiliates, whether now existing or hereafter arising; (c) the death of, appointment of a guardian for, dissolution of, termination of existence of, loss of good standing status by, appointment of a receiver for, assignment for the benefit of creditors of, or the commencement of any insolvency or bankruptcy proceeding by or against Guarantor or any general partner of or the holder(s) of the majority ownership interests of Guarantor; (d) a conviction of Guarantor of any felony or other crime involving moral turpitude; and/or (e) Lender determines in good faith, in its sole discretion, that the prospects for payment or performance of the Guaranteed Obligations are impaired or a material adverse change has occurred in the business or prospects of Borrower or Guarantor, financial or otherwise.

If a Default occurs, the Guaranteed Obligations shall be due immediately and payable without notice and, Lender and its affiliates may exercise any rights and remedies as provided in this Guaranty and other Loan Documents, or as provided at law or equity. Guarantor shall pay interest on the Guaranteed Obligations from such Default at the highest rate of interest charged on any of the Guaranteed Obligations.

ATTORNEYS' FEES AND OTHER COSTS OF COLLECTION. Guarantor shall pay all of Lender's and its affiliates' reasonable expenses incurred to enforce or collect any of the Guaranteed Obligations, including, without limitation, reasonable arbitration, paralegals', attorneys' and experts' fees and expenses, whether incurred without the commencement of a suit, in any suit, arbitration, or administrative proceeding, or in any appellate or bankruptcy proceeding.

SUBORDINATION OF OTHER DEBTS. Guarantor agrees: (a) to subordinate the obligations now or hereafter owed by Borrower to Guarantor ("Subordinated Debt") to any and all obligations of Borrower to Lender or its affiliates now or hereafter existing while this Guaranty is in effect, provided however that Guarantor may receive principal and interest payments on the Subordinated Debt so long as (i) all sums due and payable by Borrower to Lender and its affiliates have been paid in full on or prior to such date, and (ii) no event or condition which constitutes or which with notice or the lapse of time would constitute an event of default with respect to the Guaranteed Obligations shall be continuing on or as of the payment date; (b) Guarantor will either place a legend indicating such subordination on every note, ledger page or other document evidencing any part of the Subordinated Debt or deliver such documents to Lender; and (c) except as permitted by this paragraph, Guarantor will not request or accept payment of or any security for any part of the Subordinated Debt, and any proceeds of the Subordinated Debt paid to

Guarantor, through error or otherwise, shall immediately be forwarded to Lender by Guarantor, properly endorsed to the order of Lender, to apply to the Guaranteed Obligations.

MISCELLANEOUS. Assignment. This Guaranty and other Loan Documents shall inure to the benefit of and be binding upon the parties and their respective heirs, legal representatives, successors and assigns. Lender's interests in and rights under this Guaranty and other Loan Documents are freely assignable, in whole or in part, by Lender. Any assignment shall not release Guarantor from the Guaranteed Obligations. **Organization; Powers.** Guarantor (i) is an adult individual and is sui juris, (ii) has the power and authority to own its properties and assets and to carry on its business as now being conducted and as now contemplated; and (iii) has the power and authority to execute, deliver and perform, and by all necessary action has authorized the execution, delivery and performance of, all of its obligations under this Guaranty and any other Loan Document to which it is a party. **Applicable Law; Conflict Between Documents.** This Guaranty shall be governed by and construed under the laws of the state named in Lender's address shown above without regard to that state's conflict of laws principles. If the terms of this Guaranty should conflict with the terms of any commitment letter that survives closing, the terms of this Guaranty shall control. **Jurisdiction.** Guarantor irrevocably agrees to non-exclusive personal jurisdiction in the state and Federal courts located in Miami-Dade County, Florida. **Severability.** If any provision of this Guaranty or of the other Loan Documents shall be prohibited or invalid under applicable law, such provision shall be ineffective but only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guaranty or other Loan Documents. **Notices.** Any notices to Guarantor shall be sufficiently given if in writing and mailed or delivered to Guarantor's address shown above or such other address as provided hereunder, and to Lender, if in writing and mailed or delivered to Lender at its address shown above or such other address as Lender may specify in writing from time to time. Notices to Lender must include the mail code. In the event that Guarantor changes Guarantor's address at any time prior to the date the Guaranteed Obligations are paid in full, Guarantor agrees to promptly give written notice of said change of address to Lender by registered or certified mail, return receipt requested, all charges prepaid. **Plural; Captions.** All references in the Loan Documents to borrower, guarantor, person, document or other nouns of reference mean both the singular and plural form, as the case may be, and the term "person" shall mean any individual person or entity. The captions contained in the Loan Documents are inserted for convenience only and shall not affect the meaning or interpretation of the Loan Documents. **Binding Contract.** Guarantor by execution of and Lender by acceptance of this Guaranty agree that each party is bound to all terms and provisions of this Guaranty. **Amendments, Waivers and Remedies.** No waivers, amendments or modifications of this Guaranty and other Loan Documents shall be valid unless in writing and signed by an officer of Lender. No waiver by Lender or its affiliates of any Default shall operate as a waiver of any other Default or the same Default on a future occasion. Neither the failure nor any delay on the part of Lender or its affiliates in exercising any right, power, or privilege granted pursuant to this Guaranty and other Loan Documents shall operate as a waiver thereof, nor shall a single or partial exercise thereof preclude any other or further exercise or the exercise of any other right, power or privilege. All remedies available to Lender or its affiliates with respect to this Guaranty and other Loan Documents and remedies available at law or in equity shall be cumulative and may be pursued concurrently or successively. **Loan Documents.** The term "Loan Documents" refers to all documents executed in connection with or related to the Guaranteed Obligations and may include, without limitation, commitment letters that survive closing, loan agreements, other guaranty agreements, security agreements, instruments, financing statements, mortgages, deeds of trust, deeds to secure debt, letters of credit and any amendments or supplements. **LIMITATION ON LIABILITY; WAIVER OF PUNITIVE DAMAGES.** EACH OF THE PARTIES HERETO, INCLUDING LENDER BY ACCEPTANCE HEREOF, AGREES THAT IN ANY JUDICIAL, MEDIATION OR ARBITRATION PROCEEDING OR ANY CLAIM OR CONTROVERSY BETWEEN OR AMONG THEM THAT MAY ARISE OUT OF OR BE IN ANY WAY CONNECTED WITH THIS AGREEMENT, THE LOAN DOCUMENTS OR ANY OTHER AGREEMENT OR DOCUMENT BETWEEN OR AMONG THEM OR THE OBLIGATIONS EVIDENCED HEREBY OR RELATED HERETO, IN NO EVENT SHALL ANY PARTY HAVE A REMEDY OF, OR BE LIABLE TO THE OTHER FOR, (1) INDIRECT, SPECIAL OR CONSEQUENTIAL DAMAGES OR (2) PUNITIVE OR EXEMPLARY DAMAGES. EACH OF THE PARTIES HEREBY EXPRESSLY WAIVES ANY RIGHT OR CLAIM TO

PUNITIVE OR EXEMPLARY DAMAGES THEY MAY HAVE OR WHICH MAY ARISE IN THE FUTURE IN CONNECTION WITH ANY SUCH PROCEEDING, CLAIM OR CONTROVERSY, WHETHER THE SAME IS RESOLVED BY ARBITRATION, MEDIATION, JUDICIALLY OR OTHERWISE. **FINAL AGREEMENT.** This Agreement and the other Loan Documents represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.

FINANCIAL AND OTHER INFORMATION. Guarantor shall deliver to Lender such information as Lender may reasonably request from time to time, including without limitation, financial statements and information pertaining to Guarantor's financial condition. Such information shall be true, complete, and accurate.

NEGATIVE COVENANTS. Guarantor agrees that from the date hereof and until final payment in full of the Guaranteed Obligations, unless Lender shall otherwise consent in writing, Guarantor will not: **Default on Other Contracts or Obligations.** Default on any material contract with or obligation when due to a third party or default in the performance of any obligation to a third party incurred for money borrowed in an amount in excess of $25,000.00. **Government Intervention.** Permit the assertion or making of any seizure, vesting or intervention by or under authority of any governmental entity, as a result of which the management of Guarantor or any guarantor is displaced of its authority in the conduct of its respective business or such business is curtailed or materially impaired. **Judgment Entered.** Permit the entry of any monetary judgment or the assessment against, the filing of any tax lien against, or the issuance of any writ of garnishment or attachment against any property of or debts due Guarantor in an amount in excess of $25,000.00 which is not discharged or execution is not stayed within 30 days of entry.

PERSONAL FINANCIAL STATEMENTS. Each Guarantor who is an individual shall deliver to Lender on the sixth (6th) month anniversary of the date hereof, Guarantor's financial statements. Said financial statements shall disclose all of Guarantor's assets, liabilities, net worth, income and contingent liabilities, all in reasonable detail and acceptable to Lender and submitted on a form to be provided by Lender or on such other form acceptable to Lender (it being agreed that the form of the financial statements submitted to Lender in connection herewith is acceptable), signed by Guarantor and certified by Guarantor to Lender to be true, correct and complete.

WAIVER OF JURY TRIAL. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OF GUARANTOR BY EXECUTION HEREOF AND LENDER BY ACCEPTANCE HEREOF, KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT EACH MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS GUARANTY, THE LOAN DOCUMENTS OR ANY AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONNECTION WITH THIS GUARANTY, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY WITH RESPECT HERETO. THIS PROVISION IS A MATERIAL INDUCEMENT TO LENDER TO ACCEPT THIS GUARANTY. EACH OF THE PARTIES AGREES THAT THE TERMS HEREOF SHALL SUPERSEDE AND REPLACE ANY PRIOR AGREEMENT RELATED TO ARBITRATION OF DISPUTES BETWEEN THE PARTIES CONTAINED IN ANY LOAN DOCUMENT OR ANY OTHER DOCUMENT OR AGREEMENT HERETOFORE EXECUTED IN CONNECTION WITH, RELATED TO OR BEING REPLACED, SUPPLEMENTED, EXTENDED OR MODIFIED BY, THIS GUARANTY.

I:\W-AGT\38031\0001\Guaranty(Paglia)-v1.doc

IN WITNESS WHEREOF, Guarantor, on the day and year first written above, has caused this Unconditional Guaranty to be executed.

/s/ Roger Paglia

____

Roger Paglia

UNCONDITIONAL GUARANTY

September 6, 2006

CenterStaging Musical Productions, Inc.
3407 Winona Ave
Burbank, CA 91504
(Hereinafter referred to as "Borrower")

Jan Paul Parent
25021 Highspring Lane
Newhall, CA 91321
(Hereinafter referred to as "Guarantor")

Helmsreich, LLC
400 Alton Road, #1811
Miami Beach, FL 33139
(Hereinafter referred to as "Lender")

To induce Lender to make, extend or renew loans, advances, credit, or other financial accommodations to or for the benefit of Borrower, which are and will be to the direct interest and advantage of the Guarantor, and in consideration of loans, advances, credit, or other financial accommodations made, extended or renewed to or for the benefit of Borrower, which are and will be to the direct interest and advantage of the Guarantor, Guarantor hereby absolutely, irrevocably and unconditionally guarantees to Lender and its successors, assigns and affiliates the timely payment and performance of all liabilities and obligations of Borrower to Lender and its affiliates, including, but not limited to, all obligations under any notes, loan agreements, security agreements, letters of credit, instruments, accounts receivable, contracts, drafts, leases, chattel paper, indemnities, acceptances, repurchase agreements, overdrafts, and the Loan Documents, as defined below, however and whenever incurred or evidenced, whether primary, secondary, direct, indirect, absolute, contingent, due or to become due, now existing or hereafter contracted or acquired, and all modifications, extensions and renewals thereof, and including, without limitation obligations to replenish the Interest Reserve Account as set forth in the Loan Documents (collectively, the "Guaranteed Obligations").

Guarantor further covenants and agrees:

GUARANTOR'S LIABILITY. This Guaranty is a continuing and unconditional guaranty of payment and performance and not of collection. The parties to this Guaranty are jointly and severally obligated hereunder. This Guaranty does not impose any obligation on Lender to extend or continue to extend credit or otherwise deal with Borrower at any subsequent time. This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of the Guaranteed Obligations is rescinded, avoided or for any other reason must be returned by Lender, and the returned payment shall remain payable as part of the Guaranteed Obligations, all as though such payment had not been made. Except to the extent the provisions of this Guaranty give Lender additional rights, this Guaranty shall not be deemed to supersede or replace any other guaranties given to Lender by Guarantor; and the obligations guaranteed hereby shall be in addition to any other obligations guaranteed by Guarantor pursuant to any other agreement of guaranty given to Lender and other guaranties of the Guaranteed Obligations.

CONSENT TO MODIFICATIONS. Guarantor consents and agrees that Lender (and, with respect to swap obligations, its affiliates) may from time to time, in its sole discretion, without affecting, impairing, lessening or releasing the obligations of Guarantor hereunder: (a) extend or modify the time, manner, place or terms of payment or performance and/or otherwise change or modify the credit terms of the

Guaranteed Obligations; (b) increase, renew, or enter into a novation of the Guaranteed Obligations; (c) waive or consent to the departure from terms of the Guaranteed Obligations; (d) permit any change in the business or other dealings and relations of Borrower or any other guarantor with Lender; (e) proceed against, exchange, release, realize upon, or otherwise deal with in any manner any collateral that is or may be held by Lender in connection with the Guaranteed Obligations or any liabilities or obligations of Guarantor; and (f) proceed against, settle, release, or compromise with Borrower, any insurance carrier, or any other person or entity liable as to any part of the Guaranteed Obligations, and/or subordinate the payment of any part of the Guaranteed Obligations to the payment of any other obligations, which may at any time be due or owing to Lender; all in such manner and upon such terms as Lender may deem appropriate, and without notice to or further consent from Guarantor. No invalidity, irregularity, discharge or unenforceability of, or action or omission by Lender relating to any part of the Guaranteed Obligations or any security therefor shall affect or impair this Guaranty.

WAIVERS AND ACKNOWLEDGMENTS. Guarantor waives and releases the following rights, demands, and defenses Guarantor may have with respect to Lender and collection of the Guaranteed Obligations: (a) promptness and diligence in collection of any of the Guaranteed Obligations from Borrower or any other person liable thereon, and in foreclosure of any security interest and sale of any property serving as collateral for the Guaranteed Obligations; (b) any law or statute that requires that Lender make demand upon, assert claims against, or collect from Borrower or other persons or entities, foreclose any security interest, sell collateral, exhaust any remedies, or take any other action against Borrower or other persons or entities prior to making demand upon, collecting from or taking action against Guarantor with respect to the Guaranteed Obligations, under applicable law; (c) any law or statute that requires that Borrower or any other person be joined in, notified of or made part of any action against Guarantor; (d) that Lender or its affiliates preserve, insure or perfect any security interest in collateral or sell or dispose of collateral in a particular manner or at a particular time, provided that Lender's obligation to dispose of Collateral in a commercially reasonable manner is not waived hereby; (e) notice of extensions, modifications, renewals, or novations of the Guaranteed Obligations, of any new transactions or other relationships between Lender, Borrower and/or any guarantor, and of changes in the financial condition of, ownership of, or business structure of Borrower or any other guarantor; (f) presentment, protest, notice of dishonor, notice of default, demand for payment, notice of intention to accelerate maturity, notice of acceleration of maturity, notice of sale, and all other notices of any kind whatsoever to which Guarantor may be entitled; (g) the right to assert against Lender or its affiliates any defense (legal or equitable), set-off, counterclaim, or claim that Guarantor may have at any time against Borrower or any other party liable to Lender or its affiliates; (h) all defenses relating to invalidity, insufficiency, unenforceability, enforcement, release or impairment of Lender or its affiliates' lien on any collateral (subject to the prior lien of Community National Bank on the collateral), of the Loan Documents, or of any other guaranties held by Lender; (i) any right to which Guarantor is or may become entitled to be subrogated to Lender or its affiliates' rights against Borrower or to seek contribution, reimbursement, indemnification, payment or the like, or participation in any claim, right or remedy of Lender or its affiliates against Borrower or any security which Lender or its affiliates now has or hereafter acquires, until such time as the Guaranteed Obligations have been fully satisfied beyond the expiration of any applicable preference period; (j) any claim or defense that acceleration of maturity of the Guaranteed Obligations is stayed against Guarantor because of the stay of assertion or of acceleration of claims against any other person or entity for any reason including the bankruptcy or insolvency of that person or entity; and (k) the right to marshalling of Borrower's assets or the benefit of any exemption claimed by Guarantor. Guarantor acknowledges and represents that Guarantor has relied upon Guarantor's own due diligence in making an independent appraisal of Borrower, Borrower's business affairs and financial condition, and any collateral; Guarantor will continue to be responsible for making an independent appraisal of such matters; and Guarantor has not relied upon Lender or its affiliates for information regarding Borrower or any collateral.

FINANCIAL CONDITION. Guarantor warrants, represents and covenants to Lender and its affiliates that on and after the date hereof: (a) the fair saleable value of Guarantor's assets exceeds its liabilities, Guarantor is meeting its current liabilities as they mature, and Guarantor is and shall remain solvent; (b) all financial statements of Guarantor furnished to Lender are correct and accurately reflect the financial

condition of Guarantor as of the respective dates thereof; (c) since the date of such financial statements, there has not occurred a material adverse change in the financial condition of Guarantor; (d) there are not now pending any court or administrative proceedings or undischarged judgments against Guarantor, no federal or state tax liens have been filed or threatened against Guarantor, and Guarantor is not in default or claimed default under any agreement; and (e) at such reasonable times as Lender requests, Guarantor will furnish Lender and its affiliates with such other financial information as Lender and its affiliates may reasonably request.

INTEREST AND APPLICATION OF PAYMENTS. Regardless of any other provision of this Guaranty or other Loan Documents, if for any reason the effective interest on any of the Guaranteed Obligations should exceed the maximum lawful interest, the effective interest shall be deemed reduced to and shall be such maximum lawful interest, and any sums of interest which have been collected in excess of such maximum lawful interest shall be applied as a credit against the unpaid principal balance of the Guaranteed Obligations. Monies received from any source by Lender or its affiliates for application toward payment of the Guaranteed Obligations may be applied to such Guaranteed Obligations in any manner or order deemed appropriate by Lender and its affiliates.

DEFAULT. If any of the following events occur, a default ("Default") under this Guaranty shall exist: (a) failure of timely payment or performance of the Guaranteed Obligations or a default under any Loan Document; (b) a breach of any agreement or representation contained or referred to in the Guaranty, or any of the Loan Documents, or contained in any other contract or agreement of Guarantor with Lender or its affiliates, whether now existing or hereafter arising; (c) the death of, appointment of a guardian for, dissolution of, termination of existence of, loss of good standing status by, appointment of a receiver for, assignment for the benefit of creditors of, or the commencement of any insolvency or bankruptcy proceeding by or against Guarantor or any general partner of or the holder(s) of the majority ownership interests of Guarantor; (d) a conviction of Guarantor of any felony or other crime involving moral turpitude; and/or (e) Lender determines in good faith, in its sole discretion, that the prospects for payment or performance of the Guaranteed Obligations are impaired or a material adverse change has occurred in the business or prospects of Borrower or Guarantor, financial or otherwise.

If a Default occurs, the Guaranteed Obligations shall be due immediately and payable without notice and, Lender and its affiliates may exercise any rights and remedies as provided in this Guaranty and other Loan Documents, or as provided at law or equity. Guarantor shall pay interest on the Guaranteed Obligations from such Default at the highest rate of interest charged on any of the Guaranteed Obligations.

ATTORNEYS' FEES AND OTHER COSTS OF COLLECTION. Guarantor shall pay all of Lender's and its affiliates' reasonable expenses incurred to enforce or collect any of the Guaranteed Obligations, including, without limitation, reasonable arbitration, paralegals', attorneys' and experts' fees and expenses, whether incurred without the commencement of a suit, in any suit, arbitration, or administrative proceeding, or in any appellate or bankruptcy proceeding.

SUBORDINATION OF OTHER DEBTS. Guarantor agrees: (a) to subordinate the obligations now or hereafter owed by Borrower to Guarantor ("Subordinated Debt") to any and all obligations of Borrower to Lender or its affiliates now or hereafter existing while this Guaranty is in effect, provided however that Guarantor may receive principal and interest payments on the Subordinated Debt so long as (i) all sums due and payable by Borrower to Lender and its affiliates have been paid in full on or prior to such date, and (ii) no event or condition which constitutes or which with notice or the lapse of time would constitute an event of default with respect to the Guaranteed Obligations shall be continuing on or as of the payment date; (b) Guarantor will either place a legend indicating such subordination on every note, ledger page or other document evidencing any part of the Subordinated Debt or deliver such documents to Lender; and (c) except as permitted by this paragraph, Guarantor will not request or accept payment of or any security for any part of the Subordinated Debt, and any proceeds of the Subordinated Debt paid to

Guarantor, through error or otherwise, shall immediately be forwarded to Lender by Guarantor, properly endorsed to the order of Lender, to apply to the Guaranteed Obligations.

MISCELLANEOUS. Assignment. This Guaranty and other Loan Documents shall inure to the benefit of and be binding upon the parties and their respective heirs, legal representatives, successors and assigns. Lender's interests in and rights under this Guaranty and other Loan Documents are freely assignable, in whole or in part, by Lender. Any assignment shall not release Guarantor from the Guaranteed Obligations. **Organization; Powers.** Guarantor (i) is an adult individual and is sui juris, (ii) has the power and authority to own its properties and assets and to carry on its business as now being conducted and as now contemplated; and (iii) has the power and authority to execute, deliver and perform, and by all necessary action has authorized the execution, delivery and performance of, all of its obligations under this Guaranty and any other Loan Document to which it is a party. **Applicable Law; Conflict Between Documents.** This Guaranty shall be governed by and construed under the laws of the state named in Lender's address shown above without regard to that state's conflict of laws principles. If the terms of this Guaranty should conflict with the terms of any commitment letter that survives closing, the terms of this Guaranty shall control. **Jurisdiction.** Guarantor irrevocably agrees to non-exclusive personal jurisdiction in the state and Federal courts located in Miami-Dade County, Florida. **Severability.** If any provision of this Guaranty or of the other Loan Documents shall be prohibited or invalid under applicable law, such provision shall be ineffective but only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guaranty or other Loan Documents. **Notices.** Any notices to Guarantor shall be sufficiently given if in writing and mailed or delivered to Guarantor's address shown above or such other address as provided hereunder, and to Lender, if in writing and mailed or delivered to Lender at its address shown above or such other address as Lender may specify in writing from time to time. Notices to Lender must include the mail code. In the event that Guarantor changes Guarantor's address at any time prior to the date the Guaranteed Obligations are paid in full, Guarantor agrees to promptly give written notice of said change of address to Lender by registered or certified mail, return receipt requested, all charges prepaid. **Plural; Captions.** All references in the Loan Documents to borrower, guarantor, person, document or other nouns of reference mean both the singular and plural form, as the case may be, and the term "person" shall mean any individual person or entity. The captions contained in the Loan Documents are inserted for convenience only and shall not affect the meaning or interpretation of the Loan Documents. **Binding Contract.** Guarantor by execution of and Lender by acceptance of this Guaranty agree that each party is bound to all terms and provisions of this Guaranty. **Amendments, Waivers and Remedies.** No waivers, amendments or modifications of this Guaranty and other Loan Documents shall be valid unless in writing and signed by an officer of Lender. No waiver by Lender or its affiliates of any Default shall operate as a waiver of any other Default or the same Default on a future occasion. Neither the failure nor any delay on the part of Lender or its affiliates in exercising any right, power, or privilege granted pursuant to this Guaranty and other Loan Documents shall operate as a waiver thereof, nor shall a single or partial exercise thereof preclude any other or further exercise or the exercise of any other right, power or privilege. All remedies available to Lender or its affiliates with respect to this Guaranty and other Loan Documents and remedies available at law or in equity shall be cumulative and may be pursued concurrently or successively. **Loan Documents.** The term "Loan Documents" refers to all documents executed in connection with or related to the Guaranteed Obligations and may include, without limitation, commitment letters that survive closing, loan agreements, other guaranty agreements, security agreements, instruments, financing statements, mortgages, deeds of trust, deeds to secure debt, letters of credit and any amendments or supplements. **LIMITATION ON LIABILITY; WAIVER OF PUNITIVE DAMAGES.** EACH OF THE PARTIES HERETO, INCLUDING LENDER BY ACCEPTANCE HEREOF, AGREES THAT IN ANY JUDICIAL, MEDIATION OR ARBITRATION PROCEEDING OR ANY CLAIM OR CONTROVERSY BETWEEN OR AMONG THEM THAT MAY ARISE OUT OF OR BE IN ANY WAY CONNECTED WITH THIS AGREEMENT, THE LOAN DOCUMENTS OR ANY OTHER AGREEMENT OR DOCUMENT BETWEEN OR AMONG THEM OR THE OBLIGATIONS EVIDENCED HEREBY OR RELATED HERETO, IN NO EVENT SHALL ANY PARTY HAVE A REMEDY OF, OR BE LIABLE TO THE OTHER FOR, (1) INDIRECT, SPECIAL OR CONSEQUENTIAL DAMAGES OR (2) PUNITIVE OR EXEMPLARY DAMAGES. EACH OF THE PARTIES HEREBY EXPRESSLY WAIVES ANY RIGHT OR CLAIM TO

PUNITIVE OR EXEMPLARY DAMAGES THEY MAY HAVE OR WHICH MAY ARISE IN THE FUTURE IN CONNECTION WITH ANY SUCH PROCEEDING, CLAIM OR CONTROVERSY, WHETHER THE SAME IS RESOLVED BY ARBITRATION, MEDIATION, JUDICIALLY OR OTHERWISE. **FINAL AGREEMENT.** This Agreement and the other Loan Documents represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.

FINANCIAL AND OTHER INFORMATION. Guarantor shall deliver to Lender such information as Lender may reasonably request from time to time, including without limitation, financial statements and information pertaining to Guarantor's financial condition. Such information shall be true, complete, and accurate.

NEGATIVE COVENANTS. Guarantor agrees that from the date hereof and until final payment in full of the Guaranteed Obligations, unless Lender shall otherwise consent in writing, Guarantor will not: **Default on Other Contracts or Obligations.** Default on any material contract with or obligation when due to a third party or default in the performance of any obligation to a third party incurred for money borrowed in an amount in excess of $25,000.00. **Government Intervention.** Permit the assertion or making of any seizure, vesting or intervention by or under authority of any governmental entity, as a result of which the management of Guarantor or any guarantor is displaced of its authority in the conduct of its respective business or such business is curtailed or materially impaired. **Judgment Entered.** Permit the entry of any monetary judgment or the assessment against, the filing of any tax lien against, or the issuance of any writ of garnishment or attachment against any property of or debts due Guarantor in an amount in excess of $25,000.00 which is not discharged or execution is not stayed within 30 days of entry.

PERSONAL FINANCIAL STATEMENTS. Each Guarantor who is an individual shall deliver to Lender on the sixth (6th) month anniversary of the date hereof, Guarantor's financial statements. Said financial statements shall disclose all of Guarantor's assets, liabilities, net worth, income and contingent liabilities, all in reasonable detail and acceptable to Lender and submitted on a form to be provided by Lender or on such other form acceptable to Lender (it being agreed that the form of the financial statements submitted to Lender in connection herewith is acceptable), signed by Guarantor and certified by Guarantor to Lender to be true, correct and complete.

WAIVER OF JURY TRIAL. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OF GUARANTOR BY EXECUTION HEREOF AND LENDER BY ACCEPTANCE HEREOF, KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT EACH MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS GUARANTY, THE LOAN DOCUMENTS OR ANY AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONNECTION WITH THIS GUARANTY, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY WITH RESPECT HERETO. THIS PROVISION IS A MATERIAL INDUCEMENT TO LENDER TO ACCEPT THIS GUARANTY. EACH OF THE PARTIES AGREES THAT THE TERMS HEREOF SHALL SUPERSEDE AND REPLACE ANY PRIOR AGREEMENT RELATED TO ARBITRATION OF DISPUTES BETWEEN THE PARTIES CONTAINED IN ANY LOAN DOCUMENT OR ANY OTHER DOCUMENT OR AGREEMENT HERETOFORE EXECUTED IN CONNECTION WITH, RELATED TO OR BEING REPLACED, SUPPLEMENTED, EXTENDED OR MODIFIED BY, THIS GUARANTY.

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IN WITNESS WHEREOF, Guarantor, on the day and year first written above, has caused this Unconditional Guaranty to be executed.

/s/Jan Paul Parent

Jan Paul Parent